                                                                 EXHIBIT 10.13




                             AVONDALE MILLS, INC.
                   ASSOCIATE PROFIT SHARING AND SAVINGS PLAN
                            AS AMENDED AND RESTATED
                        EFFECTIVE AS OF OCTOBER 1, 1993

                              TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
Section 1.                 DEFINITIONS                                                                      2
                           1.1.        Account                                                              2
                           1.2.        Active Member                                                        2
                           1.3.        Actual Deferral Percentage                                           3
                           1.4.        Actual Matching Percentage                                           3
                           1.5.        Adjustment                                                           4
                           1.6         Associate                                                            5
                           1.7.        Authorized Leave of Absence                                          5
                           1.8.        Average Actual Deferral Percentage                                   5
                           1.9.        Average Actual Matching Percentage                                   6
                           1.10.       Balanced Investment Fund                                             6
                           1.11.       Before-Tax Account                                                   6
                           1.12.       Before-Tax Contribution                                              6
                           1.13.       Beneficiary                                                          6
                           1.14.       Board                                                                7
                           1.15.       Break in Service                                                     6
                           1.16.       Code                                                                 7
                           1.17.       Company                                                              8
                           1.18.       Compensation                                                         8
                           1.19.       Contribution Date                                                    8
                           1.20.       Effective Date                                                       8
                           1.21.       Election Form                                                        9
                           1.22.       Eligible Associate                                                   9
                           1.23.       Employing Company                                                    9
                           1.24.       Employment Date                                                      9
                           1.25.       ERISA                                                                9
                           1.26.       Excess Aggregate Contributions                                      10
                           1.27.       Excess Compensation                                                 10
                           1.28.       Excess Contributions                                                10
                           1.29.       Excess Elective Deferrals                                           10
                           1.30.       Fiscal Year                                                         11
                           1.31.       Fiscal Year Compensation                                            11
                           1.32.       Forfeiture                                                          12
                           1.33.       Fund                                                                12
                           1.34.       Highly Compensated Associate                                        12
                           1.35.       Hour of Service                                                     16
                           1.36.       Insurance Contract                                                  16
                           1.37.       Integration Amount                                                  17
                           1.38.       Loan Fund                                                           17
                           1.39.       Matching Account                                                    17
                           1.40.       Matching Contribution                                               17
                           1.41.       Member                                                              17
                           1.42.       Nonhighly Compensated Associate                                     17
                           1.43.       Normal Retirement Age                                               17
                           1.44.       Plan                                                                17

                           1.45.       Plan Year                                                           18
                           1.46.       Profit Sharing Account                                              18
                           1.47.       Profit Sharing Contribution                                         18
                           1.48.       Related Employer                                                    18
                           1.49.       Rollover Account                                                    19
                           1.50.       Rollover Contribution                                               19
                           1.51.       Social Security Integration Percentage                              19
                           1.52.       Social Security Wage Base                                           19
                           1.53.       Stable Income Fund                                                  19
                           1.54.       Transfer Account                                                    19
                           1.55.       Trust Agreement                                                     20
                           1.56.       Trustee                                                             20
                           1.57.       Valuation Date                                                      20
                           1.58.       Vested Account                                                      20
                           1.59.       Year of Service                                                     20

Section 2.                 PARTICIPATION                                                                   20
                           2.1.        General Rule                                                        20
                           2.2.        Grandfather Rule                                                    21
                           2.3.        Reemployment                                                        21

Section 3.                 CONTRIBUTIONS                                                                   22
                           3.1.        Before-Tax Contributions                                            22
                                       (a)    Amount                                                       22
                                       (b)    Individual Dollar Limitations                                22
                                              (1)   This Plan                                              22
                                              (2)   Other Plans or Arrangements                            22
                                                    (A) Application                                        22
                                                    (B) Claims Procedure                                   23
                                                    (C) Refund of Excess Elective
                                                        Deferrals                                          23
                                                    (D) Determination of Investment
                                                        Gain or Loss                                       24
                                       (c)    Limitations on Before-Tax
                                              Contributions for Highly
                                              Compensated Associates                                       25
                                              (1)   General                                                25
                                              (2)   Special Rules                                          26
                                                    (A) Other Plan or Arrangements                         26
                                                    (B) Other Requirements                                 26
                                              (3)   Refund of Excess Contributions                         26
                                              (4)   Determination of Investment Gains or Loss              27
                                              (5)   Correction of Family Members                           28
                           3.2.        Election Rules for Before-Tax Contributions                         29
                                       (a)    Initial Election                                             29
                                       (b)    Termination of Election                                      29
                                              (1) Voluntary                                                29
                                              (2) Involuntary                                              29
                                              (3) Minimum Period                                           30
                                       (c)    Revised Election                                             30
                                       (d)    Resumption After Termination                                 30
                                       (e)    Timeliness and Election Procedures                           30
                           3.3.        Matching Contributions                                              31
                                       (a)    Amount                                                       31
                                              (1) Quarterly Contributions                                  31


                                           (2)  Cumulative Make-Up Contributions                           31
                                           (3)  Forfeitures                                                32
                                    (b)    No Matching on Refunds                                          32
                                    (c)    Limitations on Matching Contributions
                                           for Highly Compensated Associates                               32
                                           (1)  General                                                    32
                                           (2)  Special Rules                                              33
                                                (A) Other Plan or Arrangements                             33
                                                (B) Other Requirements                                     34
                                                (C) Multiple Use Limitation                                34
                                           (3)  Distribution or Forfeiture of Excess
                                                Aggregate Contributions                                    34
                                           (4)  Determination of Investment Gain
                                                or Loss                                                    35
                                           (5)  Correction of Family Members                               36
                           3.4.     Profit Sharing Contributions                                           36
                           3.5.     Member Contributions                                                   36
                           3.6.     Account Investments                                                    37
                                    (a)    General                                                         37
                                    (b)    Elections                                                       37
                                    (c)    Investment Mix Alternatives                                     38
                                    (d)    Effective Date                                                  38
                                    (e)    Timeliness and Election Procedures                              38
                                    (f)    Former Associates and Beneficiaries                             39
                                    (g)    Company Securities                                              39

Section 4.                 ALLOCATIONS TO ACCOUNTS                                                         39
                           4.1.     Year End Allocations                                                   39
                                    (a)    Top Heavy Determination                                         39
                                    (b)    Allocation of Adjustment, Before-Tax
                                           Contributions and Matching
                                           Contributions                                                   39
                                    (c)    Forfeitures                                                     39
                                           (1) General                                                     40
                                           (2) Profit Sharing Contributions                                40
                                           (3) Matching Contributions                                      40
                           4.2.     Profit Sharing Contribution                                            40
                           4.3.     Quarterly Allocations                                                  41
                                    (a)    General                                                         41
                                    (b)    Before-Tax Contributions                                        41
                                    (c)    Allocation of Adjustment                                        41
                                    (d)    Matching Contributions                                          42
                           4.4.     Other Limitations on Contributions and
                                    Allocations                                                            43
                                    (a)    General Rule                                                    43
                                    (b)    Section 415 Limitations                                         43
                                           (1) General Rule                                                43
                                           (2) Coordination Rules                                          44
                                           (3) Corrections                                                 45
                                    (c)    Limitations on Deductibility                                    45
                                    (d)    Withholding Obligations and Account
                                           Balance                                                         46
                           4.5.     Allocation Corrections                                                 46

Section 5.                 PLAN BENEFITS                                                                   46
                           5.1.     Retirement Benefit                                                     46
                           5.2.     Disability Benefit                                                     47
                                    (a) Full Vesting                                                       47
                                    (b) Definition                                                         47
                           5.3.     Death Benefit                                                          48
                                    (a) Full Vesting for Associates                                        48
                                    (b) Beneficiary                                                        48
                           5.4.     Vested Benefit                                                         49
                                    (a) General Rule                                                       49
                                    (b) Vesting Schedule                                                   50
                                    (c) Years of Service                                                   50
                                    (d) Plant Closing or Sale                                              51
                           5.5.     Preretirement Withdrawals                                              52
                                    (a) Hardship Withdrawal                                                52
                                    (b) Special 59-1/2 Rules                                               54
                           5.6.     Loans                                                                  55
                                    (a) Request                                                            55
                                    (b) Conditions                                                         55
                                    (c) Accounting                                                         59
                                    (d) Special Powers                                                     60
                           5.7.     Missing Claimant                                                       60

Section 6.                 BENEFIT DISTRIBUTION                                                            62
                           6.1.     Normal Payment Form                                                    62
                           6.2.     Optional Form of Benefits                                              62
                           6.3.     Election Procedures and Timing                                         64
                                    (a) General                                                            64
                                    (b) Procedures                                                         65
                           6.4.     Lump Sum Payments                                                      66
                           6.5.     Distribution Deadlines                                                 66
                                    (a) General Rule                                                       66
                                    (b) Statutory Deadline                                                 67
                                        (1) Member                                                         67
                                        (2) Beneficiary                                                    67
                                    (c) Deferral of Benefit Payment                                        67
                           6.6.     Claim for Benefit                                                      68
                           6.7.     Direct Rollovers                                                       68

Section 7.                 NAMED FIDUCIARY                                                                 70

Section 8.                 ADMINISTRATION                                                                  70
                           8.1.     Company                                                                70
                           8.2.     Records                                                                71
                           8.3.     Information from Others                                                71
                           8.4.     Indemnification                                                        72

Section 9.                 INSURANCE                                                                       72
                           9.1.     Election                                                               72
                           9.2.     Provisions of Insurance Contracts                                      73
                           9.3.     Subsequent Elections                                                   74
                           9.4.     Substandard Risk                                                       75
                           9.5.     Amounts Expendable for Premiums                                        75

                                    (a)    Limitation                                                      75
                                    (b)    Compliance with Limitation                                      76
                                    (c)    Sale of Distribution to Member                                  76
                                    (d)    Premium Payments                                                78
                           9.6.     Beneficiary of Insurance Contracts                                     78
                           9.7.     Reliance by Trustee                                                    78
                           9.8.     Reliance by Insurer                                                    78
                           9.9.     Commencement of Coverage under
                                    Insurance Contracts                                                    78
                           9.10.    Treatment of Insurance Contracts                                       78
                                    (a) General Rule                                                       79
                                    (b) Election to Receive Distribution                                   79

Section 10.                AMENDMENT AND TERMINATION                                                       80
                           10.1. Amendment                                                                 80
                           10.2. Termination                                                               81

Section 11.                MISCELLANEOUS                                                                   81
                           11.1.   Headings                                                                81
                           11.2.   Construction                                                            82
                           11.3.   Spendthrift Clause                                                      82
                           11.4.   Legally Incompetent                                                     82
                           11.5.   Benefits Supported Only by Fund                                         83
                           11.6.   Claims                                                                  83
                           11.7.   Nonreversion                                                            83
                           11.8.   Merger or Consolidation                                                 84
                           11.9.   Agent for Service of Process                                            84
                           11.10.  Qualified Domestic Relations Order                                      84
                           11.11.  Top Heavy Plan                                                          86
                                   (a) General                                                             86
                                   (b) Determination                                                       86
                                   (c) Special Top Heavy Plan Rules                                        88
                                       (1) Minimum Contributions                                           88
                                       (2) Vesting Schedule                                                89
                                       (3) Other Requirements                                              89
                           11.12.  Not a Contract of Employment                                            89
                           11.13.  Rollover Contributions                                                  90
                           11.14.  Trustee to Trustee Transfer                                             90
                                   (a) Authorization                                                       90
                                   (b) Transfer Accounts                                                   91

Section 12.                SPECIAL PROVISIONS FOR TRANSFERRED ASSOCIATES                                   91
                           12.1. General                                                                   91
                           12.2. Eligibility                                                               91
                           12.3. Vesting                                                                   92
                           12.4. Account Balance                                                           92
                           12.5. Forfeitures                                                               92

                              AVONDALE MILLS, INC.
                   ASSOCIATE PROFIT SHARING AND SAVINGS PLAN
                            AS AMENDED AND RESTATED
                        EFFECTIVE AS OF OCTOBER 1, 1993

     This Plan is an amendment and restatement of the Avondale Mills, Inc. Associate Profit Sharing and Savings Plan ("Plan") to reflect the merger of the Walton Monroe Mills, Inc. Associate Profit Sharing and Savings Plan ("Walton Plan") into this Plan and the addition of Avondale Incorporated as an Employing Company under this Plan effective as of October 1, 1993.
     Except as otherwise expressly provided for in this Plan, this Plan shall apply only to Associates who work for or continue to work for, an Employing Company on or after October 1, 1993. The rights and benefits, if any, of any person who participated in this Plan or the Walton Plan, whose employment terminated before October 1, 1993 and who is not reemployed by an Employing Company on or after that day shall (except as expressly provided in this Plan) be determined in accordance with the provisions of the Plan in which such person was a participant as in effect as of the date his employment so terminated.

                                 Section 1.

                                 DEFINITIONS

     The following terms (in alphabetical order) shall have the meanings set forth opposite such terms for purposes of this Plan.
     1.1. Account - means the bookkeeping account established and maintained under this Plan to show as of any Valuation Date the contributions made by, or on behalf of, a Member under this Plan, plus the investment gains and less the investment losses on such contributions. An Account shall cease to exist when exhausted through distributions or Forfeitures made in accordance with this Plan. If a member is employed, simultaneously or successively, by two or more Employing Companies as an Eligible Associate, separate Accounts shall be maintained with respect to such Member's employment by each such Employing Company.
     1.2. Active Member - means for any Plan Year (a) a Member who has completed 1,000 or more Hours of Service during the Fiscal Year ending within such Plan Year as an Eligible Associate and (b) who is (1) an Eligible Associate on the last day of the Fiscal Year ending within such Plan Year, (2) on a Leave of Absence from the Company on the last day of the Fiscal Year ending within such Plan Year, or (3) transferred during the Fiscal Year ending within such Plan Year to the employment of a Related Employer or Walton Monroe Mills, Inc. or its subsidiaries

("Walton") at the request, or for the convenience, of the Company and the Related Employer or Walton and who is an Eligible Associate of such Related Employer or Walton on the last day of the Fiscal Year ending within such Plan Year, and (c) each Member who was an Active Member during the immediately preceding Plan Year and who ceases to be an Eligible Associate during the Plan Year by reason of his death, his retirement under Section 5.1 or his disability under Section 5.2. In the event of a transfer to Walton described in Section 1.2(b)(3), employment for Walton shall be treated as employment for the Company solely for purposes of Section 1.2(a).
     1.3. Actual Deferral Percentage - means for each Plan Year for each Member who was an Eligible Associate at any time during the Plan Year the ratio (expressed as a percentage) of (a) the Before-Tax Contribution, if any, made on behalf of such Member for such Plan Year to (b) his Compensation for such Plan Year. For purposes of determining the Actual Deferral Percentage of each Highly Compensated Associate, the Before-Tax Contributions and Compensation of his "family members" (as described in Code Section 414(q)(6)) shall be treated solely as the Before-Tax Contributions and Compensation of such Highly Compensated Associate. The Actual Deferral Percentage of a Member who is eligible to make, but does not make, Before-Tax Contributions shall be zero.
     1.4. Actual Matching Percentage - means for each Plan Year for each Member who was an Eligible Associate at any time during the Plan Year the ratio (expressed as a percentage) of (a) the Matching Contribution, if any, made on behalf of such

Member for such Plan Year to (b) his Compensation for such Plan Year. For purposes of determining the Actual Matching Percentage of each Highly Compensated Associate, the Matching Contributions and Compensation of his "family members" (as described in Code Section 414(q)(6)) shall be treated solely as the Matching Contribution and Compensation of such Highly Compensated Associate. The Actual Matching Percentage of a Member who is eligible to make, but falls to make, Before-Tax Contributions and who, as a result of such failure, does not receive a Matching Contribution shall be zero.
     1.5. Adjustment - means the net investment gain or loss (whether realized or unrealized and including accrued income) as determined by the Trustee separately for the Stable Income Fund, the Balanced Investment Fund and each other sub-fund, if any, then in effect under the Fund except the Loan Fund.
The net investment gain or loss for each such sub-fund shall be based on the fair market value of the assets of each such sub-fund for each period which begins immediately after one Valuation Date and ends on the immediately following Valuation Date and shall be determined after deducting the expenses allocable to each such sub-fund. Further, the portion of the net investment gain or loss of the Stable Income Fund which is attributable to the non-vested subaccounts of Members who have incurred a separation from service but which is not credited to such subaccounts due to the application of Section 4.3(c) shall be allocated pro rata among each sub-fund for which net investment gain or loss is determined based on the total fair market value of such sub-fund less, in the case of the Stable Income Fund, the fair market value of the non-vested subaccounts invested in the Stable Income Fund.
     1.6. Associate - means a person who is a regular or part-time employee of a Related Employer or who is treated as a "leased employee" of a Related Employer under Code Section 414(n), and a person's status as an Associate for purposes of this Plan shall be deemed to begin on the first date he is so employed or so treated and end
        (a) as of the first date thereafter that he dies, retires, quits, or is discharged as an employee or "leased employee" of a Related Employer, or
        (b) as of the last day of his first Authorized Leave of Absence after which event he fails to resume active employment as an Associate upon expiration of such Authorized Leave of Absence, or in the event of an absence due to military service, upon expiration of any reemployment rights required by law.
     1.7. Authorized Leave of Absence - means any leave of absence authorized by a Related Employer under its standard personnel practice or policy; provided, that all Associates shall, under similar circumstances, be treated alike in the granting of such leaves of absence.
     I.8. Average Actual Deferral Percentage - means for each Plan Year the average (expressed as a percentage) of the Actual Deferral Percentages computed separately (a) for the group of Members who are Highly Compensated Associates during such Plan

Year and (b) for the group of Members who are Nonhighly Compensated Associates during such Plan Year.
     1.9. Average Actual Matching Percentage - means for each Plan Year the average (expressed as a percentage) of the Actual Matching Percentages computed separately (a) for the group of Members who are Highly Compensated Associates during such Plan Year and (b) for the group of Members who are Nonhighly Compensated Associates during such Plan Year.
     1.10. Balanced Investment Fund - means the sub-fund which is established within the Fund for the benefit of those Members who have as their primary investment goal (to the extent they elect to invest in this fund) the production of investment income and capital appreciation and which consists of investments in diversified securities and in such other investments as deemed appropriate under the circumstances.
     1.11. Before-Tax Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his vested interest in the Fund attributable to the Before-Tax Contributions made on his behalf under this Plan.
     1.12. Before-Tax Contribution - means that part of a Member's Compensation which he elects that an Employing Company contribute to this Plan on his behalf under Section 3.1 and which is not intended to be includible in his gross income for federal income tax purposes solely by reason of the application of Code Section 401(k) to such contribution.
     1.13. Beneficiary - means the person or persons so designated by a Member in accordance with Section 5.3.

     1.14. Board - means the Board of Directors of the Company.
     1.15. Break in Service - means each Plan Year during which an Associate fails to complete more than 500 Hours of Service. Solely for purposes of determining whether an Associate has a Break in Service, an Associate who is absent from work for "maternity or paternity reasons" shall be credited with each Hour of Service for which he would otherwise have been credited but for such absence or, if such Hours of Service cannot be determined, with 8 Hours of Service for each day of such absence. However, the total number of Hours of Service so credited to such Associate shall not exceed 501 Hours of Service. The Hours of Service so credited for maternity or paternity reasons shall be credited in the Plan Year in which such absence begins if such credit is necessary to prevent a Break in Service in such Plan Year or, if such credit is unnecessary, in the immediately following Plan Year. An absence for "maternity or paternity reasons" under this definition of a Break in Service means an absence (a) by reason of the pregnancy of the Associate, (b) by reason of the birth of a child of the Associate, (c) by reason of the placement of a child with the Associate in connection with the adoption of such child by such Associate, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.
     1.16. Code - means the Internal Revenue Code of 1986, as amended, or any successor statute and, if an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference to such section automatically shall become a reference to such section as renumbered.
     1.17. Company - means Avondale Mills, Inc., an Alabama corporation, and any successor to such corporation.
     1.18. Compensation - means the lesser of
        (a) (1) the actual compensation paid by an Employing Company for a Plan Year to an Associate which is characterized under his Employing Company's payroll system as wages, salary, bonuses, overtime, commissions, cash profit sharing and incentive pay, plus
            (2) any contributions made on his behalf by the Employing
        Company to this Plan or a cafeteria plan pursuant to a salary reduction agreement which is not includible in his gross income for federal income tax purposes as a result of Code Section 125 or Code Section 402(a)(8), or
        (b) $200,000.00 for periods prior to January 1, 1994 and $150,000 for periods after December 31, 1993, as determined in accordance with the family attribution rules under Code Section 401(a)(17) and as adjusted for inflation from time to time by the Secretary of the Treasury in accordance with such section of the Code.
     1.19. Contribution Date - means the last day of each calendar quarter within each Plan Year.
     1.20. Effective Date - means the effective date of this amended and restated Plan, which shall be January 1, 1990; provided, however, that the provisions of this Plan as set forth in Exhibit A shall be effective retroactive to Plan Years beginning before January 1, 1990 in accordance with the terms of Exhibit A.
     1.21. Election Form - means the form provided by the Company for making the elections and designations called for under this Plan, and no such form shall be effective unless properly completed and timely delivered in accordance with the terms of this Plan or, where the terms of this Plan fail to specify the time or the manner of delivery, in accordance with such rules as the Company shall adopt from time to time.
     1.22. Eligible Associate - means each Associate of an Employing Company other than an Associate (a) who is treated as such exclusively as a result of the leased employee rules under Code Section 414(n) or (b) who is a member of a collective bargaining unit (unless the Company and such collective bargaining unit have agreed that he shall be eligible to participate in this Plan).
     1.23. Employing Company - means the Company, Avondale Incorporated, and each other corporation which is eligible to file a consolidated federal income tax return with the Company and which is designated as an Employing Company by the Board and by its Board of Directors.
     1.24. Employment Date - means the first day on which an Associate performs an Hour of Service (a) in his first employment period or, (b) if he is reemployed as an Associate, in his most recent employment period following a Break in Service.
     1.25. ERISA - means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute and, if an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference to such section automatically shall become a reference to such section as renumbered.
     1.26. Excess Aggregate Contributions - means for each Plan Year the excess of (a) the Matching Contributions actually made on behalf of Highly Compensated Associates for such Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under Code Section 401(m)(2)(A), where such maximum shall be determined by reducing Matching Contributions made on behalf of such Highly Compensated Associates in order of their Actual Matching Percentages, beginning with the highest of such percentages.
     1.27. Excess Compensation - means for each Plan Year for each Member the excess, if any, of his Fiscal Year Compensation for such year over the Social Security Wage Base for such year.
     1.28. Excess Contributions - means for each Plan Year the excess of (a) the Before-Tax Contributions actually made on behalf of Highly Compensated Associates for such Plan Year over (b) the maximum amount of such contributions permissible for such Plan Year under Code Section 401(k)(3)(A), where such maximum shall be determined by reducing Before-Tax Contributions made on behalf of such Highly Compensated Associates in order of their Actual Deferral Percentages, beginning with the highest of such percentages.
     1.29. Excess Elective Deferrals - means for each Member for each Plan Year the Before-Tax Contributions for such

Plan Year that he designates as exceeding the $7,000.00 limit set forth in Code
Section 402(g), as such limit is adjusted for cost of living increases in accordance with Code Section 402(g), pursuant to the claims procedure set forth in Section 3.1(b)(2)(B).
        1.30. Fiscal Year - means the fiscal year ending each August 31.
        1.31. Fiscal Year Compensation - means for each Plan Year the lesser of
        (a) (1) the actual compensation paid by the Employing Company during the Fiscal Year ending within the Plan Year to an Associate which is characterized under his Employing Company's payroll system as wages, salary, bonuses, overtime, commissions, cash profit sharing and incentive pay, plus
            (2) any contributions made on his behalf by the Employing
        Company to this Plan or a cafeteria plan pursuant to a salary reduction agreement for such Fiscal Year which is not includible in his gross income for federal income tax purposes as a result of Code Section 125 or Code Section 402(a)(8), or
        (b) $200,000.00 for periods prior to January 1, 1994 and $150,000 for periods after December 31, 1993, as determined in accordance with the family attribution rules under Code Section 401(a)(17) and as adjusted for inflation from time to time by the Secretary of the Treasury in accordance with such section of the Code.

     All such compensation paid by a Related Employer to a Member who is transferred to the employment of such Related Employer at the request of the Company shall be treated as if paid by the Company for purposes of this definition.
     1.32. Forfeiture - means the dollar amount of any Account which is forfeited from such Account in accordance with this Plan.
     1.33. Fund - means the assets held by the Trustee in accordance with the Trust Agreement.
     1.34. Highly Compensated Associate - means for each Plan Year each Associate who performs service during the determination year and who is described in one or more of the following groups:
     (a) an Associate who is a 5% owner as defined in Code Section 416(i)(1)(A)(iii) at any time during the determination year or the look-back year;
     (b) an Associate who receives compensation in excess of $75,000
  (indexed in accordance with Code Section 415(d)) during the look-back year;
     (c) an Associate who receives compensation in excess of $50,000
  (indexed in accordance with Code Section 415(d)) during the look-back year and is a member of the top-paid group for the look-back year;
     (d) an Associate who is an officer, within the meaning of Code Section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the look-back year begins;
      (e) an Associate who is described in Sections 1.34(b), (c) or (d) when such sections are modified to substitute the determination year for the look-back year and who is one of the 100 Associates who received the most compensation from the Company during the determination year.
      For purposes of this Section 1.34,
      (1) The determination of which Associates are Highly Compensated Associates shall at all times be subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder.
      (2) The determination year is the Plan Year for which the determination of who is highly compensated is being made, and the look-back year is the 12 month period immediately preceding the determination year.
      (3) The top-paid group consists of the top 20% of Associates ranked on the basis of compensation received during the applicable year, and for purposes of determining the number of Associates in the top-paid group, the following Associates shall be excluded: (i) Associates who have not completed 6 months of service, (ii) Associates who normally work less than 17 1/2 hours per week, (iii) Associates who normally work during less than 6 months during any year, (iv) Associates who have not attained age 21, and (v) except to the extent provided in regulations, Associates who are included in a unit of Associates covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Company, which agreement does not provide for participation in this Plan.
      (4) The number of officers taken into account is limited to 50 (or if less, the greater of 3 Associates or 10% of Associates) excluding those Associates who may be excluded in determining the top-paid group as set forth in (3) above.
      (5) When no officer has compensation in excess of 50% of the dollar limitation in effect under Code Section 415(b)(1)(A), the highest paid officer is treated as a Highly Compensated Associate.
      (6) "Compensation" for purposes of this Section 1.34 shall be determined in accordance with Code Section 415(c)(3), provided that Before-Tax Contributions shall be included in "compensation."
      (7) Employers aggregated under Code Section 414(b), (c), (m) or (o) shall be treated as a single employer for purposes of this Section 1.34.
      (8) For purposes of the family aggregation rules under Code Section 414(q), individuals who are family members include, with respect to any Associate or former Associate, such Associate's or former Associate's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendents. In determining whether an individual is a family member with respect to an Associate or former Associate, legal adoptions shall be taken into account.
      1.35. Hour of Service - means
     (a) Each hour for which an Associate is paid, or entitled to payment, for the performance of duties as an Associate.
     (b) Each hour for which an Associate is directly or indirectly paid, or entitled to payment, for a period of time (without regard to whether the employment relationship is terminated) when he performs no duties as an Associate due to vacations, holidays, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, provided, however, that
      (1) no moire than 501 Hours of Service shall (except as otherwise required under federal law) be credited to an Associate for any single continuous period during which he performs no duties as an Associate,
      (2) an hour for which an Associate is paid, or entitled to payment, on account of a period in which he performs no duties as an Associate shall not be credited as an Hour of Service if such payment is made or is due under a plan maintained solely to comply with applicable workmen's compensation laws, unemployment compensation laws or disability insurance laws, and
      (3) an Hour of Service shall not be credited to an Associate on account of a payment which solely reimburses such Associate for medical, or medically related, expenses incurred by or on behalf of the Associate.
     (c) Each hour for which an Associate is paid for any reason an amount as "back pay," irrespective of mitigation of damages. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (b) shall be subject to the limitations in paragraph (b).
     (d) An Associate shall also receive credit for an unpaid Authorized Leave of Absence, provided the credit under this paragraph (d) shall not exceed 2 years.
     (e) The same Hours of Service shall not be credited under more than one paragraph (a), (b), (c) or (d).
     (f) Hour of Service credit, if any, for periods when no duties are performed as an Associate shall be calculated in accordance with then applicable Department of Labor Hour of Service regulations.
     (g) In lieu of actually recording each Hour of Service which is completed by an Associate, each Associate who completes at least one Hour of Service in a week automatically shall receive credit for 45 Hours of Service for that week.
        1.36. Insurance Contract - means an insurance contract or contracts providing ordinary or term life insurance for a Member (or for a Member's spouse or children) which is purchased by the Trustee from a properly licensed, legal reserve life insurance company which is designated by the Company as an acceptable insurer under this Plan.

     1.37. Integration Amount - means for each Plan Year the product of (a) the total Fiscal Year Compensation for all Active Members and the total Excess Compensation of all Active Members and (b) the Social Security Integration Percentage for such Plan Year.
     1.38. Loan Fund - means the sub-fund which is established within the Fund by the Trustee to account for loans made under Section 5.6.
     1.39. Matching Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his interest in the Fund attributable to the Matching Contributions made on his behalf under this Plan.
     1.40. Matching Contribution - means the contribution made by an Employing Company in accordance with Section 3.3.
     1.41. Member - means for any Plan Year (a) an Eligible Associate who has satisfied the eligibility requirements of Section 2 or (b) a former Eligible Associate who has an Account under this Plan.
     1.42. Nonhighly Compensated Associate - means for each Plan Year each Member other than a Highly Compensated Associate and his "family members" (as described in Code Section 414(q)(6)).
     1.43. Normal Retirement Age - means age 65.
     1.44. Plan - means this Avondale Mills, Inc. Associate Profit Sharing and Savings Plan as set forth in this document, and all amendments to this document or, when required by the context, the Plan as in effect at any time before January 1, 1990.

     1.45. Plan Year - means the calendar year.
     1.46. Profit Sharing Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his interest in the Fund attributable to the Profit Sharing Contributions made on his behalf under this Plan.
     1.47. Profit Sharing Contribution - means any payment by an Employing Company to the Fund with respect to a Plan Year in accordance with Section
3.4.
     1.48. Related Employer - means as of any date the Company and
     (a) any parent, subsidiary or brother-sister corporation which (as of such date) is a member of a controlled group of corporations (as defined in Section 1563(a) of the Code, disregarding Section 1563(a)(4) and Section 1563(e)(3)(C)) of which the Company is a member,
     (b) any trade or business, whether or not incorporated, which (as of such date) is considered to be under common control with the Company under regulations prescribed by the Secretary of the Treasury pursuant to Section 414(c) of the Code, and
      (c) any person or organization which (as of such date) is a member of an affiliated service group (as defined in Code Section 414(m)) with the Company; provided, solely for purposes of Section 4.4(b), the phrase "more than 50 percent" shall be substituted for "at least 80 percent" whenever such phrase appears in Code Section 1563(a)(1).

     1.49. Rollover Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his vested interest in the Fund attributable to his Rollover Contribution under this Plan.
     1.50. Rollover Contribution - means any rollover contribution made to this Plan as described in Section 11.13.
     1.51. Social Security Integration Percentage means the lesser of (a) the percentage figure set for each Plan Year by the Board in its sole discretion or
(b) the greater of (i) 5.7% or (ii) the portion of the rate of tax under
Section 3111(a) of the Code which is attributable to old-age insurance and which is in effect on the first day of such Plan Year.
     1.52. Social Security Wage Base - means for each Plan Year the contribution and benefit base which is in effect as of the first day of such Plan Year under the system of old-age, survivors and disability insurance established under Title II of the Social Security Act and the Federal Insurance Contribution Act.
     1.53. Stable Income Fund - means the sub-fund which is established within the Fund for the benefit of those Members who have as their primary investment goal (to the extent they elect to invest in this fund) preservation of capital and which consists of investments in interest-bearing securities and in such other investments as deemed appropriate under the circumstances.
     1.54. Transfer Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his interest in the Fund attributable to a transfer to this Plan made on his behalf under Section 11.14.
     1.55. Trust Agreement - means the trust agreement which is attached to this Plan as Exhibit A, as such trust agreement may be amended from time to time.
     1.56. Trustee - means the person or persons acting from time to time as the trustee for the Fund.
     1.57. Valuation Date - means the last day of each calendar quarter within the Plan Year, and any additional date or dates within a Plan Year which in light of economic or other circumstances the Company directs the Trustee to treat as such.
     1.58. Vested Account - means the bookkeeping subaccount maintained as part of a Member's Account to show his vested interest in the Fund (a) as established under the Plan as of August 31, 1980 or (b) as established under the Plan on August 31, 1986.
     1.59. Year of Service - means each Plan Year during which an Associate has completed 1,000 or more Hours of Service as an Associate of a Related Employer.

                                  Section 2.

                                 PARTICIPATION

     2.1. General Rule. Each Eligible Associate whose most recent Employment Date is on or after January 1, 1990 shall become a Member in this Plan on the earlier of the January 1 or July 1 coinciding with or immediately following the date he completes 1,000 Hours of Service, provided he is an Eligible Associate on such date. If an Eligible Associate fails to complete at least 1,000 Hours of Service before the first anniversary of such Employment Date, he thereafter shall be required to complete at least 1,000 Hours of Service in a 12 consecutive month period which begins on an anniversary of such Employment Date. If an Associate fails to become a Member because he is not an Eligible Associate on the appropriate date, he thereafter shall become a Member in this Plan on the earlier of the January 1 or July 1 on which he is an Eligible Associate.
     2.2. Grandfather Rule. Each Eligible Associate who was a Member in the Plan on December 31, 1989 shall continue as a Member of this Plan on January 1, 1990 if he is an Eligible Associate on such date.
     2.3. Reemployment. A former Associate whose employment terminated after he had satisfied the eligibility requirements under Section 2.1 or Section
2.2 shall be treated as a Member as of the first day he performs an Hour of Service as a result of his reemployment as an Eligible Associate if
     (a) he is reemployed before he has at least 5 consecutive Breaks in Service or
     (b) he had a vested interest in his Account before his employment terminated.
Each other reemployed person shall become a Member in accordance with the general rule set forth in Section 2.1.

                                  Section 3.

                                 CONTRIBUTIONS

                 3.1.      Before-Tax Contributions.
                 (a)       Amount.  Subject to the rules set forth in this
Section 3.1, Section 3.2 (Election Rules) and Section 4.4 (Limitations on Contributions and Allocations), a Member (who is an Eligible Employee) may elect that the Employing Company make contributions on his behalf in 1% increments of his Compensation, from 2% to 12% of his Compensation, for each pay day in a Plan Year. All such contributions shall be made exclusively through payroll deductions from such Member's Compensation, and such contributions shall be transferred by the Employing Company to the Trustee as soon as reasonably practicable after such contributions are so deducted.
                 (b)      Individual Dollar Limitations.
                 (1) This Plan. No Member shall be permitted to have Before-Tax Contributions made on his behalf under this Plan during any Plan Year in excess of $7,000.00 (as adjusted in accordance with Code
         Section 402(g)(5) to account for increases in the cost of living).
                 (2)      Other Plans or Arrangements.
                          (A) Application.  If any contributions are made for a
                 calendar year on behalf of a Member as "elective deferrals" (as defined in Code Section 402(g)(3)) or to any pension plan which is funded exclusively by employee contributions and which is described under Code Section 501(c)(18) or to any salary reduction agreement for the purchase of an annuity contract under Code Section 403(b) or, if a Member's Code Section 403(b) limitation is determined under Code Section 402(g)(8)(A)(iii), to any eligible deferred compensation plan under Code Section 457, such contributions also shall be aggregated with and treated as such Member's Before-Tax Contributions for such calendar year under Section 3.1(b)(1).
                       (B) Claims Procedure.  If a Member's Before-Tax
                 Contributions for a Plan Year, when added to the other contributions made on his behalf for such Plan Year (as described in Section 3.1(b)(2)(A)) exceed the dollar limitation set forth in Section 3.1(b)(1), such Member shall have the right to elect to have such excess (or, if less, his Before-Tax Contributions) refunded to him from this Plan if he files a written claim with the Company no later than March 1 of the following Plan Year. A Member's claim under this Section 3.1(b)(2)(B) shall specify the dollar amount of the excess for the preceding Plan Year and shall include a written statement that if such amounts are not refunded to such Member, his Before-Tax Contributions, when added to amounts deferred under other plans or arrangements described in Section 3.1(b)(2)(A), will exceed the limit imposed on the Member by Code Section 402(g) for the Plan Year for which the deferral was made.
                       (C) Refund of Excess Elective Deferrals.
                 Notwithstanding any other provision of this Plan,

                 Excess Elective Deferrals, plus any investment gain and minus any investment loss allocable to such Excess Elective Deferrals, shall be refunded no later than April 15 of any Plan Year to Members (ii) to whose Account Excess Elective Deferrals were allocated for the preceding Plan Year and (ii) who claim such allocable Excess Elective Deferrals for such preceding Plan Year in accordance with the claims procedure set forth in this Section 3.1(b)(2).
                       (D) Determination of Investment Gain or Loss.  Excess
                 Elective Deferrals shall be adjusted for investment gain or loss, and such adjustment shall be determined by the Company in accordance with this Section 3.1(b)(2)(D).
                           (i) For the Plan Year during which such Excess
                       Elective Deferrals were made, such adjustment shall be the product of (i) the ratio of Excess Elective
                       Deferrals invested in such investment fund to the sum of all Accounts and Excess Elective Deferrals invested in such investment fund for the Plan Year and (ii) the actual earnings of such investment fund for such Plan Year.
                           (ii) For the period between the last day of such
                       Plan Year in which the Excess Elective Deferrals were made and the last day of the month preceding the date of the refund ("Gap Period"), the adjustment shall be an amount equal to the product of (i) the sum of such Excess Elective Deferrals plus or minus the adjustment determined under (A) above and (ii) the rate of return for the Trustee's short term investment fund for the Gap Period.
                             (iii) For Plan Years beginning on or after January
                       1, 1992, Section 3.1(b)(2)(D)(ii) shall not apply and Excess Elective Deferrals shall not be adjusted for any investment gains or losses for the Gap Period.
                 (c) Limitations on Before-Tax Contributions for Highly Compensated Associates.
                 (1) General. The Average Actual Deferral Percentage for Members who are Highly Compensated Associates for any Plan Year shall not exceed the greater of
                       (A)     the Average Actual Deferral Percentage
                 for Members who are Nonhighly Compensated Associates for such Plan Year multiplied by 1.25, or
                       (B) the lesser of (i) the Average Actual Deferral Percentage for Members who are Nonhighly Compensated
                 Associates for such Plan Year multiplied by 2, or (ii) the Average Actual Deferral Percentage for Members who are Nonhighly Compensated Associates plus 2 percentage points, or such smaller number of percentage points as may be prescribed by the Secretary of the Treasury.

         (2)     Special Rules.
                 (A)  Other Plan or Arrangements.  For purposes of this
         Section 3.1(c), the Actual Deferral Percentage for any Member who is a Highly Compensated Associate for the Plan Year and who is eligible to have "elective deferrals" (as described in Code Section 402(g)(3)(A)) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by a Related Employer shall be determined as if all such contributions were made under this Plan. If this Plan satisfies the requirements of Code
         Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 3.1(c) shall be applied by determining the Actual Deferral Percentages of Members as if all such plans were a single plan.
                 (B) Other Requirements. The determination and treatment of the Before-Tax Contributions and the Actual Deferral
         Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
         (3) Refund of Excess Contributions. Notwithstanding any other provision of this Plan, Excess Contributions made for any Plan Year, plus any investment gain and minus any investment loss allocable to such Excess Contributions, shall be refunded in accordance with Code Section 401(k) and the related regulations, no later than the last day of the immediately following Plan Year to Highly Compensated Associates on whose behalf such Excess Contributions were made. Such refunds shall be made from the Accounts of such Highly Compensated Associates in amounts determined under the following method: the Actual Deferral Percentage of the Highly Compensated Associate with the highest Actual Deferral Percentage shall be reduced to equal the Actual
Deferral Percentage of the Highly Compensated Associate with the next highest Actual Deferral Percentage; provided, however, that if a lesser reduction will enable the Plan to satisfy the limits set forth in Section 3.1(c)(1), only this lesser reduction shall be made. This process shall be repeated until the Plan satisfies the limits set forth in Section 3.1(c)(1) and the Excess
Contributions have been refunded in full. The Excess Contributions which would otherwise be refunded to a Highly Compensated Associate shall be reduced, in accordance with federal income tax regulations, by the Excess Elective
Deferrals refunded to such Highly Compensated Associate under Section
3.1(b)(2).
         (4) Determination of Investment Gain or Loss. Excess Contributions shall be adjusted for investment gain or loss, and such adjustment shall be determined by the Company in accordance with this Section 3.1(c)(4).
               (A) For the Plan Year during which such Excess Contributions were made, such adjustment shall be the product of (i) the ratio of Excess Contributions invested in such investment fund to the sum of all Accounts and Excess Contributions invested in such investment fund for the Plan Year and
         (ii) the actual earnings of such investment fund for such Plan Year.
               (B) For the period between the last day of such Plan Year in which the Excess Contributions were made and the last day of the month preceding the date of the refund ("Gap Period"), the adjustment shall be an amount equal to the product of (i) the sum of such Excess Contributions plus or minus the adjustment determined under (A) above and (ii) the rate of return for the Trustee's short term investment fund for the Gap Period.
               (C)   For Plan Years beginning on or after January 1, 1992,
         Section 3.1(c)(4)(B) shall not apply and Excess Contributions shall not be adjusted for investment gains or losses for the Gap Period.
         (5) Correction of Family Members. In the case of a Highly Compensated Associate whose Actual Deferral Percentage is determined under the family aggregation rules, the determination of the amount of the refund of such Associate's Excess Contributions shall be accomplished by reducing the Actual Deferral Percentage as set forth under Section 3.1(c)(3) and allocating the Excess Contributions for the family group among all family members in proportion to the Before-Tax Contributions of each such family member which have been taken into account to determine such Actual Deferral Percentage.
                 3.2.      Election Rules for Before-Tax Contributions.
                 (a) Initial Election. A Member's initial election under Section 3.1 for any period of employment shall be effective as of the first pay day which occurs on or immediately after the date as of which he becomes a Member, provided he timely delivers a properly completed Election
Form to the Company and he is an Eligible Associate on such date. An election shall remain in effect until revised or terminated. No Member shall be required to make an election under Section 3.1, and no benefits (other than the benefits from a Before-Tax Account and a Matching Account) shall be conditioned on a Member making such an election.
                 (b)      Termination of Election.
                 (1) Voluntary. A Member shall have the right to completely terminate an election under Section 3.1 at any time during a Plan Year, and any such termination shall become effective as of the first pay day which occurs immediately after the date he timely delivers a properly completed Election Form to the Company.
                 (2) Involuntary. Any Member who ceases to be an Eligible Associate shall be deemed to have properly completed and delivered an Election Form to completely terminate his election, if any, under
         Section 3.1 as of the date his status as an Eligible Associate so terminates.

               (3)   Minimum Period.  A termination election under either
         Section 3.2(b)(1) or Section 3.2(b)(2) shall remain in effect for at least 90 days.
               (c) Revised Election. An election, once effective, can be revised by a Member not more than one time each calendar quarter within each Plan Year by timely delivering a properly completed Election Form to the Company, and a revision shall be effective as of the first pay day which occurs on or immediately after the Company receives such Election Form; provided, however, the Company shall have the right at any time to unilaterally reduce the contributions which Members (who are Highly Compensated Associates) elect to be made on their behalf if the Company acting in its absolute discretion determines that such reduction might be necessary to satisfy the limitations under Section 4.4.
               (d) Resumption After Termination. A Member whose election terminates in accordance with Section 3.2(b) thereafter may elect to resume contributions under Section 3.1 only as of a January 1 or July 1 within any Plan Year which follows the date his termination election had been in effect for at least 90 days, and such election shall be effective as of the first pay day which occurs on or immediately after such January 1 or July 1, provided (1) he timely delivers a properly completed Election Form to the Company before such date and (2) he is an Eligible Associate on such date.
               (e) Timeliness and Election Procedures. The Company from time to time shall establish and shall communicate in writing to Members such reasonable deadlines, rules and procedures for making the elections described in this Section 3.2 as the Company in its absolute discretion deems appropriate under the circumstances for the proper administration of this Plan.
                 3.3.   Matching Contributions.
                 (a)    Amount.
                 (1) Ouarterly Contributions. Each Employing Company shall (subject to the conditions set forth in this Section 3.3 and in Section 4.4) make a Matching Contribution as of each Contribution Date on behalf of each Member who is an Eligible Associate as of such Contribution Date in an amount equal to 25% of such Member's Before-Tax Contributions made for the period since the immediately preceding Contribution Date, provided that such Matching Contribution in no event shall (except as provided in Section 3.3(a)(2)) exceed
 .75% of a Member's Compensation for such period.
                 (2) Cumulative Make-Up Contributions. Subject to the limitations set forth in this Section 3.3 and in Section 4.4, each Employing Company shall make a Matching Contribution as of each Contribution Date within a Plan Year on behalf of each Member who is an Eligible Associate as of such Contribution Date and who has revised or terminated his Before-Tax Contributions at any time during such Plan Year for any reason, in an amount equal to the excess, if any, of (1) 25% of his cumulative Before-Tax Contributions made for the Plan Year or .75% of his Compensation for such Plan Year, whichever is less, over (2) the sum of the

Matching Contributions made on his behalf for all previous Contribution Dates within such Plan Year.
                 (3) Forfeitures. Each Employing Company's obligation to make the Matching Contributions called for under Section 3.3(a)(1) for the Contribution Date which coincides with the last day of a Plan Year shall be reduced by Forfeitures from the Accounts of Members employed by such Employing Company which are attributable to prior Matching Contributions and which are effected as of such Contribution Date, and such Forfeitures shall be treated as part of such Employing Company's contribution under this Section 3.3(a).
                 (b) No Matching on Refunds. No Matching Contribution shall be made with respect to any contributions refunded under Section 3.1(b) or
Section 3.1(c) and, if Matching Contributions are allocated to a Matching Account for any Plan Year and the Company thereafter determines that any part of such Matching Contributions are attributable to contributions refunded under
Section 3.1(b) or Section 3.1(c), such part of such Matching Contributions shall be deleted from such Matching Account and shall be treated as a Forfeiture under this Plan to the extent permissible under the Code.
                 (c) Limitations on Matching Contributions for Highly Compensated Associates.
                 (1) General. The Average Actual Matching Percentage for Members who are Highly Compensated Associates for any Plan Year shall not exceed the greater of

                 (A) the Average Actual Matching Percentage for Members who are Nonhighly Compensated Associates for such Plan Year multiplied by 1.25, or
                 (B) the lesser of (i) the Average Actual Matching Percentage for Members who are NonHighlyy Compensated Associates for such Plan Year multiplied by 2, or (ii) the Average Actual Matching Percentage for Members who are NonHighlyy Compensated Associates plus 2 percentage points, or such smaller number of percentage points as prescribed by the Secretary of the Treasury.
                 (2)    Special Rules.
                 (A)    Other Plan or Arrangementss.  For purposes of this
Section 3.3(c), the Actual Matching Percentage for any Member who is a Highly Compensated Associate for the Plan Year and who is eligible to have "employee contributions" (within the meaning of Code Section 401(m)) or "matching contributions" (as described in Code Section 401(m)(4)) allocated to his account under two or more plans or arrangements described in Code Section 401(a) or
Section 401(k) that are maintained by a Related Employer shall be determined as if all such contributions were made under this Plan. If this Plan satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 3.3(C) shall be applied by determining the Actual Matching Percentages of Members as if all such plans were a single plan.

                 (B) Other requirements. The determination and treatment of the Matching Contributions and the Actual Matching Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
                 (C) Multiple Use Limitation. The Company shall reduce the Actual Matching Percentages of all Highly Compensated Associates (beginning with the highest of such percentages) to the extent required under Code Section 401(m) and the regulations issued under that section to prevent multiple use of the alternative test described in Section 3.1(c) for Before-Tax Contributions and in this Section 3.3(c) for Matching Contributions in the same Plan Year. Any such reduction shall be treated as an Excess Aggregate Contribution.
                 (3) Distribution or Forfeiture of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions made for any Plan Year on behalf of Highly Compensated Associates, plus any investment gain and minus any investment loss allocable to such Excess Aggregate Contributions, shall be forfeited (to the extent forfeitable under Section 6.1(a)) or distributed to such Participants (to the extent not so forfeitable) from the Accounts of such Highly Compensated Associates no later than the last day of the immediately following Plan Year. Such distributions or forfeitures shall be made from the Accounts of such Highly Compensated Associates in amounts determined under the following method: the Actual Matching Percentage of the Highly Compensated

Associate with the highest Actual Matching Percentage shall be reduced to equal the Actual Matching Percentage of the Highly Compensated Associate with the next highest Actual Matching Percentage; provided, however, that if a lesser reduction will enable the Plan to satisfy the limits set forth in Section 3.3(c)(1), only this lesser reduction shall be made. This process shall be repeated until the Plan satisfies the limits set forth in Section 3.3(c)(1) and the Excess Aggregate Contributions have been distributed or forfeited in full. Amounts forfeited by Highly Compensated Associates under this Section 3.3(c) shall become part of the Matching Contribution for the Plan Year in which the forfeiture is made in accordance with this Section 3.3.
                 (4) Determination of Investment Gain or Loss. Excess Aggregate Contributions shall be adjusted for investment gain or loss, and such adjustment shall be determined by the Company in accordance with this Section 3.3(c)(4).
                 (A) For the Plan Year during which such Excess Aggregate Contributions were made, such adjustment shall be the product of (i) the ratio of Excess Aggregate Contributions invested in such investment fund to the sum of all Accounts and Excess Aggregate Contributions invested in such investment fund for the Plan Year and (ii) the actual earnings of such investment fund for such Plan Year.
                 (B) For the period between the last day of such Plan Year in which the Excess Aggregate Contributions were made and the last day of the month preceding the date of the refund ("Gap Period"), the adjustment shall be an amount equal to the product of (i) the sum of such Excess Aggregate Contributions plus or minus the adjustment determined under (A) above and (ii) the rate of return for the Trustee's short term investment fund for the Gap Period.
                 (C) For Plan Years beginning on or after January 1, 1992,
         Section 3.3(c)(4)(B) shall not apply and Excess Aggregate
         Contributions shall not be adjusted for investment gains or losses for the Gap Period.
                 (5) Correction of Family Members. In the case of a Highly Compensated Associate whose Actual Matching Percentage is determined under the family aggregation rules in Section 1.3(a), the determination of the amount of such Associate's Excess Aggregate Contributions to be forfeited or distributed shall be accomplished by reducing the Actual Matching Percentages as set forth under Section 3.3(c)(3) and allocating the Excess Aggregate Contributions for the family group among all family members in proportion to the Matching Contributions of each such family member which have been taken into account to determine such Actual Matching Percentage.
                 3.4. Profit Sharing Contributions. Subject to the limitations set forth in Section 4.4, the Board acting in its discretion shall determine the amount, if any, which each Employing Company shall contribute as a Profit Sharing Contribution to the Fund for each Plan Year.
                 3.5. Member Contributions. No contributions shall be made under this Plan by Members other than through Before-Tax

Contributions made by payroll deduction and Rollover Contributions.
                 3.6.      Account Investments.
                 (a) General.  Except as provided in Section 3.6(b), each
Member and each Beneficiary shall have the right effective as of January 1 and July 1 of each Plan Year to direct the investment of contributions made to his Account and the balance in his Account, subject to the terms and conditions of this Section 3.6, in the Stable Income Fund, the Balanced Investment Fund and, subject to the terms and conditions of Section 9, in Insurance Contracts and each other sub-fund, if any, in effect under the Fund and available for the investment of such contributions and Accounts.
                 (b) Elections. Except as otherwise provided in this Section 3.6(b), each Member and Beneficiary shall have the right to elect how the investment of his Account shall be divided between the investment funds maintained under Section 3.6(a), provided he timely files a properly completed Election Form in accordance with the procedures established by the Company and communicated in writing to Members on a timely basis. Each election by a Member shall cover both the contributions to be credited to his Account (other than for the purchase of an Insurance Contract) after the effective date of such election and the balance in such Account and shall be made in writing, shall specify (in 25% increments) how such contributions and Account shall be invested between such investment funds, shall be signed by the Member and shall be filed by the Member with the Company on the appropriate Election Form on or before the deadline set by the Company. Once an election is made, that election shall continue in effect until such election is revised in accordance with the rules under this Section 3.6. Elections with respect to subaccounts that are fully vested can be revised after a Member's employment as an Associate terminates. The non-vested subaccounts of Members whose employment as an Associate has terminated and the Accounts of Members for whom no investment election is in effect under this Section 3.6(b) (together with all contributions to such Accounts) shall be invested automatically in the Stable Income Fund.
                 (c) Investment Mix Alternatives. Contributions to be credited to an Account (other than for the purchase of an Insurance Contract) after the effective date of an election and the balance in such Account may be divided for investment purposes in accordance with such rules as established from time to time by the Company.
                 (d) Effective Date. An election shall be initially made or subsequently modified in accordance with the procedures established by the Company and communicated to Members on a timely basis. An election shall remain in effect until modified or until the Member's Account no longer exists. The Trustee shall effect the asset transfers required to implement such elections and to allocate investment gains and losses to such transferred assets in accordance with such administrative procedures as the Company deems reasonable and equitable.
                 (e) Timeliness and Election Procedures. The Company from time to time shall establish and shall communicate in writing to Members such reasonable deadlines, rules and procedures for making the investment elections described in this Section 3.6.
                 (f) Former Associates and Beneficiaries. A non-vested subaccount maintained for the benefit of a member who is a former Associate shall be invested in the Stable Income Fund. Fully-vested subaccounts maintained for the benefit of a Member who is a former Associate or a Beneficiary shall be invested as elected by such former Associate or Beneficiary in accordance with this Section 3.6.
                 (g) Company Securities. No securities issued by the Company or any Related Employer shall be purchased by the Fund after December 31, 1989.


                                  Section 4.

                           ALLOCATIONS TO ACCOUNTS

                 4.1.      Year End Allocations.
                 (a) Top Heavy Determination. The Company as the first step in the Plan Year end allocations shall determine whether this Plan is "top heavy" under Section 11.11 and, if this Plan is "top heavy", shall proceed with the allocations under this Section 4.1 as modified by Section 11.11(c)(1).
                 (b) Allocation of Adjustment, Before-Tax Contributions and Matching Contributions. The Company as the second step in the Plan Year end allocations shall perform the allocations called for as of each Valuation Date under Section 4.3.
                 (c) Forfeitures.

                 (1)   General.  The Company as the third step in the Plan
    Year end allocations shall effect all Forfeitures called for under this Plan for such Plan Year.
                 (2) Profit Sharing Contributions. Subject to the limitations set forth in Section 3 and Section 4.4, the Company as the fourth step in the Plan Year end allocations shall allocate, the Forfeitures attributable to the Profit Sharing Accounts of former Members of each Employing Company for the Plan Year among the Profit Sharing Accounts of Members who are employed as Eligible Associates by such Employing Company as of such Valuation Date and who completed at least
    1,000 Hours of Service during such Plan Year in the same proportion that the Compensation of each such Member bears to the total Compensation of all such Members for such Plan Year.
                 (3) Matching Contributions. All Forfeitures attributable to Matching Contributions shall be applied to reduce Matching
    Contributions in accordance with Section 3.3.
                 4.2. Profit Sharing Contribution. Subject to the limitations set forth in Section 3 and Section 4.4, the Company as of each September 30 or December 31 Valuation Date (whichever allocation date the Board acting in its discretion picks) shall allocate each Employing Company's Profit Sharing Contribution for the Plan Year which includes such date among the Accounts of Active Members employed by such Employing Company as follows:
                (1) First, the Company shall allocate an amount equal to the lesser of (i) the Profit Sharing Contribution or (ii)
      the Integration Amount for the Plan Year among the Active
      Members' Profit Sharing Accounts in the same proportion that the sum of the Fiscal Year Compensation and the Excess Compensation of each Active Member for such Plan Year bears to the sum of the total Fiscal Year Compensation and the total Excess Compensation of all such Active Members for such Plan Year; and
          (2) Second, the Company shall allocate the balance, if any, of each Employing Company's Profit Sharing Contribution among the Active Members' Profit Sharing Accounts in the same proportion that each Member's total Fiscal Year Compensation for such Plan Year bears to the total Fiscal Year Compensation of all Active Members for such Plan Year.
                     4.3. Ouarterly Allocations.
                     (a) General. The Company as of each Valuation Date shall perform the allocations called for in this Section 4.3.
                     (b) Before-Tax Contributions. Subject to the limitations set forth in Section 3 and Section 4.4, the Company as the first step in the allocations called for under this Section 4.3 shall complete the allocation of the Before-Tax Contributions made on behalf of each Member under Section 3.1(a) for the period beginning after the immediately preceding Valuation Date and ending on the current Valuation Date to his Before-Tax Account.
                     (c) Allocation of Adjustment. The Company as the second step in the allocations called for under this Section 4.3 shall determine the amount of the Adjustment attributable to the Stable Income Fund and Balanced Investment Fund and each other sub-fund, if any, then in effect under the Fund other than the Loan Fund for the period beginning after the immediately preceding Valuation Date and ending on the current Valuation Date and shall then allocate the Adjustment attributable to each sub-fund among the Accounts invested in such sub-fund (other than non-vested subaccounts of Members who have incurred a separation from service in accordance with Code Section 401(k)(2)(B)) in the proportion that the balance of each such Account invested in such sub-fund (after deducting 50% of the Before-Tax Contributions allocated to such Account for the period beginning after the immediately preceding Valuation Date) bears to the total balance of all Accounts (other than non-vested subaccounts of former Members) invested in such sub-fund (after deducting 50% of all Before-Tax Contributions allocated to such sub-fund for the period beginning after the immediately preceding Valuation
Date). The non-vested subaccounts of former Members maintained under Section 5.4(b) shall not share in the allocation of the Adjustment.
                 (d) Matching Contributions. Subject to the limitations set forth in Section 3 and Section 4.4, the Company as the third step in the allocations called for under this Section 4.3 shall allocate the Matching Contributions (including any Forfeitures applied to reduce an Employing Company's obligation to make Matching Contributions under Section 3.3(a)) made on behalf of each Member (who is an Eligible Associate as of such Valuation
Date) for the period beginning after the immediately preceding Valuation Date and ending on the current Valuation Date to such Member's Matching Account.

                  4.4.              Other Limitations on Contributions and
Allocations.
                 (a)               General Rule.  The contributions made under
Section 3 and the allocation of such contributions to a Member's Account under this Section 4 shall be subject to the limitations of this Section 4.4, which limitations shall be applied, where applicable, by the Company in the following order: the Code Section 415 limitations under S 4.4(b), the individual dollar limitations under Section 3.1(b), the limitations on Before-Tax Contributions for Highly Compensated Associates under Section
3.1(c), the limitations on Matching Contributions for Highly
Compensated Associates under Section Section 3.3(c), the limitations on deductibility under Section 4.4(c), and withholding limitations under Section 4.4(d).
                 (b)               Section 415 Limitations.
                 (1) General Rule. The term "limitation year" as incorporated in Code Section 415 and the corresponding regulations shall mean the Plan Year, and for any Plan Year the sum of the amounts (including any Forfeitures) allocated to a Member's Account for such Plan Year as Matching Contributions, as Before-Tax Contributions and as Profit Sharing Contributions, when added to the contributions which are treated under Section 4.4(b)(2) as made on behalf of such Member, shall not exceed the lesser of
                                    (A)   25% of the Member's "compensation" for
                        such Plan Year as determined in accordance with Section 1.415-2(d) of the regulations under Code Section 415 and Code Section 401(a)(17),

                                    (B)   $30,000 or, if greater, one-fourth of
                        the defined benefit dollar limitation set forth in Code
                        Section 415(b)(1) as in effect for such Plan Year, or
                                   (C)   such amount as the Company deems
                        necessary or appropriate to satisfy the requirements of Code Section 415 (including any applicable transition rules) in light of Section 4.4(b)(2) and the benefits, if any, accrued and the contributions, if any, made for such Member under any other employee benefit plan maintained by a Related Employer.
                        (2)         Coordination Rules.
                                     (A)     If a contribution is made
                        for any Plan Year by or for any Member under any other defined contribution plan (as defined in Code Section 414(i)) maintained by any Related Employer, such contribution shall be treated under this Section 4.4(b) as made under this Plan.
                                    (B)      If a defined benefit plan (as
                        defined in Code Section 414(j) is adopted or maintained by any Related Employer under which a benefit is accrued on behalf of a Member under this Plan, any adjustment required to satisfy the requirements of Code Section 415 as a result of HIS participation in such plan and in this Plan shall be made exclusively in such defined benefit plan.
                                    (C)      Contributions allocated to an
                        "individual medical benefit account" described in Code S 415(l) and contributions credited under a welfare benefit fund maintained by any Related Employer for any year to a reserve for post-retirement medical benefits for a Member who is a "key employee" within the meaning of Code Section 416(i) shall be treated as a contribution made on his behalf under this Plan when, and to the extent required under Code Section 415 or Code
                        Section 419A(d).
                        (3) Corrections. If the Company determines that the allocation of contributions or Forfeitures to a Member's Account will exceed the limitations set forth in this
                  Section 4.4(b) for any Plan Year, the Company in lieu of such allocation shall transfer any such excess from his Account to a suspense account, and amounts credited to such suspense account thereafter shall be applied in full to offset the Matching Contributions and Profit Sharing Contributions made in the following Plan Year (and succeeding Plan Years) in accordance with Section 3.3 and
                  Section 3.4. No additional Matching Contributions or
                  Profit Sharing Contributions shall be made by the Employing Company while there is a balance credited to such suspense account. No investment gains or losses shall be allocated to such suspense account and, if any amount remains in a suspense account upon the termination of this Plan, such amount automatically shall revert to the Employing Company.
                        (c) Limitations on Deductibility. The sum of the Profit Sharing Contributions, Matching Contributions and Before Tax Contributions allocated to Members' Accounts for any year shall not exceed the amount allowable as a deduction for such year for federal income tax purposes for contributions to this Plan.
                 (d)             Withholding Obligations and Account Balance.
Any distributions to or forfeitures by a Member which are required under S 3 or this S 4.4 shall not exceed the value (as of the date of such distribution or forfeiture) of his Before-Tax Account, his Matching Account, or his Profit Sharing Account, whichever is applicable, and the amount of any such distributions shall be reduced as the Company deems necessary or appropriate to satisfy any applicable tax withholding requirements with respect to such distributions.
                 4.5. Allocation Corrections. If an error or omission is discovered in any Account, the Company shall make an appropriate equitable adjustment in order to remedy such error or omission as of the Plan Year in which the error or omission is discovered.

                                  Section 5.

                                 PLAN BENEFITS

                 5.1. Retirement Benefit. The Matching Account, Profit Sharing Account and Transfer Account, if any, of an Associate shall become vested no later than the date he reaches his Normal Retirement Age, provided he is an Associate on such date, and his Account shall be paid to him in accordance with Section 6. Any Member who remains an Eligible Associate after he reaches his Normal Retirement Age shall remain eligible to continue to participate in this Plan until the date he actually retires and his Account shall be paid in accordance with Section 6.

                  5.2.              Disability Benefit.
                  (a) Full Vesting. In order to compensate for disability and to provide a measure of security to the disabled Member and his family, the Matching Account, Profit Sharing Account and Transfer Account, if any, of an Associate whose employment with a Related Employer is terminated by reason of being disabled shall become fully vested on the date his employment is so terminated, and his Account shall be paid to him in accordance with Section 6.
                 (b) Definition. A Member shall be treated as disabled for purposes of this Section 5.2 if the Company determines that he is unable to engage in any substantially gainful activity at his most recent level of Compensation or competence and responsibility as an Associate on account of any medically determinable physical or mental impairment which has continued for not less than 6 consecutive months and which can be expected to result in death or to be of continued and indefinite duration. The Company may consider whether a person is disabled upon its own motion or upon the written request of such person and shall base its determination on a consideration of all the facts and circumstances which it deems pertinent, including reports from one or more licensed physicians or psychiatrists appointed by the Company to examine the Associate. Any determination by the Company of whether a person is disabled for purposes of this Plan shall be conclusive.

                  5.3.              Death Benefit.
                 (a) Full Vesting for Associates. If a Member dies while he is an Associate, his Matching Account, Profit Sharing Account and Transfer Account, if any, shall become fully vested on the date of his death, and the Account of each deceased Member shall be paid to his Beneficiary in accordance with Section 6.
                 (b) Beneficiary. The term Beneficiary means the person or persons so designated in writing by a Member on a properly completed Election Form which he delivers to the Company before his death; provided, however, if a Member designates as his Beneficiary a person other than the person who is his spouse on his date of death and the Company reasonably determines (from the Company's records or from evidence timely furnished by the person who claims to be such spouse) that he had a spouse on his date of death, the Company shall disregard the Beneficiary designation which the Member had made and shall treat such spouse as his Beneficiary under this Plan unless such spouse specifically consents on an Election Form in writing before a notary public to the specific Beneficiary designation made by the Member (or such spouse had expressly consented to any designations made by the Member without any requirement of further consent by such spouse) or unless such designation is otherwise permissible under federal law. If (a) no such designation is made,
(b) no person so designated survives the Member, or (c) if after checking his last known mailing address, the whereabouts of the person so designated is unknown and no death benefit claim is submitted to the Company by such person within one year after the date of the Member's death, the Member's Beneficiary shall be
                 (1) the Member's surviving spouse or, if there is no surviving spouse,
                 (2) the personal representative of such Member, if any has qualified within one year from the date of the Member's death or, if no personal representative has so qualified,
                  (3) any heirs at law of the Member (as determined under the laws of the state of Alabama by the Company) whose whereabouts are known by the Company.
If no Beneficiary is identified and located by the end of the two year period beginning on the date of death of the Member, the Company may elect to apply to a court of applicable jurisdiction to determine when and to whom the deceased Member's Account should be paid, and payment shall be made in accordance with such judicial determination, or the Company may take such other action or inaction regarding such Account as the Company in the exercise of its absolute discretion deems appropriate and permissible under applicable law. Finally, the Beneficiary of a deceased Member shall have the right to designate his own Beneficiary under this Section 5.3(b) without regard to any of the rules whatsoever in this section which operate in favor of a spouse.
                  5.4.  Vested Benefit.
                  (a) General Rule. The vested portion of the Account of a Member who as of the date of his separation from service (within the meaning of Code Section 401(k)(2)(B)) as an Associate is ineligible for any other benefit payment under this Plan shall be payable as a result of such separation and shall be paid in accordance with Section 6.
                 (b) Vesting Schedule. A Member's Before-Tax Account, Rollover Account and Vested Account, if any, shall be vested at all times and his Matching Account, Profit Sharing Account and Transfer Account, if any, shall be vested upon his completion of at least 5 Years of Service. If a Member fails to complete at least 5 Years of Service, his Profit Sharing Account and Transfer Account, if any, shall be forfeited as of the last day of the Plan Year which includes the Member's fifth consecutive Break in Service, and his Matching Account shall be forfeited as of the last day of the Plan Year in which the Member incurs a separation from service in accordance with Code Section 401(k)
(2)(B)).
                 If a former Associate is reemployed as an Associate before he has 5 consecutive Breaks in Service and his Matching Account had been treated as a Forfeiture under this Section 5.4(b), the Company shall restore the dollar amount of his Matching Account which was forfeited no later than as of the end of the Plan Year in which such former Associate is reemployed.
                 (c) Years of Service. For purposes of Section 5.4(b), an Associate's Years of Service shall not include service in:
                 (1) all Plan Years which precede five consecutive Breaks in Service, if the Associate's vested percentage in his Matching Account, Profit Sharing Account and Transfer Account, if any, was zero at all times during such prior Plan Years;

                 (2) any Year of Service completed by a Member prior to September 1, 1985 which would have been disregarded for purposes of determining the vested percentage of his Account under the terms of this Plan as in effect before September 1, 1985; and
                 (3) for purposes of determining the vested percentage of an Account established for a Member who is reemployed after his employment has terminated and after he has a Break in Service, any Plan Year which ended before such Break in Service, unless in a Plan Year following such Break in Service he completes 1,000 or moire Hours of Service as an Associate.
                 (d)  Plant Closing or Sale
                 Any Member who is an Associate at a Company plant at the time the Company announces that such plant will close and who ceases to be an Associate at such closing shall have a vested interest in his Account at the time he ceases to be an Associate. If such a. person thereafter again becomes an Eligible Associate, a new Account shall be established for him and his vested interest in his new Account shall be determined in accordance with the provisions of this Section 5.4.
                 Any Member who is an Associate at a Company plant at the time the Company announces the sale of all, or substantially all, of the operating assets of such plant (except to a Related Employer) and who ceases to be an Associate as a result of such sale shall have a vested interest in his Account at the time he ceases to be an Associate. If such a person thereafter again becomes an Eligible Associate, a new Account shall be established for him and his vested interest in his new Account shall be determined in accordance with the provisions of this Section 5.4.

            5.5.  Pre-retirement Withdrawals.
            (a) Hardship Withdrawal. A Member shall have the right to request a withdrawal of all or any portion of his Before-Tax Account (other than the investment gains allocated to such Before-Tax Account) at any time before he has a separation from service under Section 5.4, and the Company shall grant such request if, and to the extent that, the Company determines (based on all the relevant facts and circumstances and in accordance with the regulations under Code Section 401(k)) that the withdrawal is necessary to satisfy an "immediate and heavy financial need" of the Member.
                 An "immediate and heavy  financial need" shall mean
                 (1) medical expenses described in Code Section 213(d) previously incurred by the Member, his spouse or his dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d).
                 (2) the purchase (excluding mortgage payments) of a principal residence for the Member,
                 (3) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his spouse, his children or his dependents,
                 (4) the prevention of the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence, or

                 (5) such other events as the Internal Revenue Service deems appropriate for a hardship distribution from a plan intended to satisfy the requirements of Code Section 401(k).
                 A withdrawal shall be deemed to be necessary to satisfy such immediate and heavy financial need only if
                 (1) the withdrawal is not in excess of the amount of such need, and
                 (2) the Member has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available from this Plan and all other plans maintained by the Company.
                 The amount of the withdrawal may include any amounts necessary to pay any federal, state or local income taxes or any penalties under Code
Section 4975 reasonably anticipated to result from the withdrawal.
                 A Member who receives a withdrawal for a financial hardship under this Section 5.5(a) shall not be eligible to make any Before-Tax Contributions under Section 3.1(a) for the twelve month period following the date of such withdrawal. Further, such Member's Before-Tax Contributions for the calendar year immediately following the calendar year in which such withdrawal occurs shall not exceed the dollar limitation under Code Section 402(g) for such calendar year (as described in Section 3.1(b)) reduced by the amount of his Before-Tax Contributions for the immediately preceding calendar year.
                 Any request for a withdrawal for a financial hardship shall be made in writing and shall set forth in detail the nature of such hardship and the amount of the withdrawal needed as a result of such hardship, and the Member shall supplement such request with such additional information as the Company requests consistent with this Section 5.5(a). The amount of any hardship withdrawal under this Section 5.5(a) shall be deducted from the Member's Before-Tax Account at the time such hardship withdrawal is made.
                 Finally, the hardship withdrawal rules set forth in this
Section 5.5(a) are intended to satisfy the "safe harbor" requirements under the Code Section 401(k) regulations as in effect on January 1, 1990, and the Company shall have the power to modify these rules and to implement additional rules to the extent permissible under such regulations as such regulations might be amended from time to time.

                 (b) Special 59-1/2 Rule. If a Member has reached at least age 59-1/2, he shall have the right to request a withdrawal of all or any portion of his Before-Tax Account at any time before he has a separation from service under Section 5.4, and the Company shall grant such request if, and to the extent that, the amount so requested does not exceed the value of the Member's Before-Tax Account as determined as of the Valuation Date immediately preceding the date as of which the withdrawal shall be made, less the amount of any distributions made from such Account since that Valuation Date. The Company shall direct that the Trustee make the distribution, and such distribution shall be made as soon as practicable after the request is approved and shall be paid in accordance with this Section5.5(b) to or on behalf of the member in a lump sum.

            5.6. Loans.
            (a) Request. A loan may be made under this Plan to each Member or to each Beneficiary who is a "party in interest" (as defined in ERISA Section 3(14)), from his Before-Tax Account on or after January 1, 1991, if he properly completes and delivers to the Company a loan application on a form provided by the Company for this purpose. All such loans shall be made on a reasonably equivalent basis (within the meaning of Section 4975(d)(1)(A) of the Code and Section 408(b)(1)(A) of ERISA) subject to the conditions set forth in Section 5.6(b).
            (b)   Conditions.
            (1)   No loan shall be available to a Member under this Section
5.6 if he is eligible for a hardship withdrawal due to "immediate and heavy financial need" as described in Section 5.5(a).
            (2) The principal amount of a loan made under this Plan to a Member or Beneficiary together with the outstanding principal amount of any loan made under any plan maintained by any Related Employer which satisfies the requirements of Section 401 of the Code shall not exceed the lesser of (A), (B) or (C), where
                 (A) equals 50% of the vested portion in his Account reduced by the outstanding balance of any existing loan;

            (B) equals 75% of his Before-Tax Account reduced by the outstanding balance of any existing loan (excluding the portion of such Account attributable to cash surrender values in any Insurance Contracts); and
            (C) equals $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of any previous loans from the Plan and any other plan maintained by a Related Employer during the one-year period ending immediately before the date on which such current loan is made over
      (ii) the outstanding balance of such previous loans on the date on which such current loan is made;
      (3) The principal amount of a loan made under this Plan shall not be less than $1,000;
      (4) Each loan shall be made for a period of 54 months or less ("short-term loan") unless the loan is made as a home mortgage which qualifies for the exception to the 5 year repayment rule in Code Section 72(p) ("home mortgage loan"), and a home mortgage loan may be made for a period of 15 years or less;
      (5) Any loan made to a Member or Beneficiary under this Plan shall be secured by 50% of the vested portion in his Account;
      (6) No more than one short-term loan and one home mortgage loan shall be made under this Plan to a Member or Beneficiary at any one time;

      (7) The interest rate for a loan made under this Plan shall be set by the Trustee at a rate commensurate with the prevailing interest rate charged by lending institutions for similar commercial loans at the time the loan is approved by the Company;
      (8) A loan made under this Plan shall require that periodic repayment be made through payroll withholding while a Member is a paid Associate and through such other means as the Company deems appropriate for a Beneficiary or a Member who is not a paid Associate; provided that (A) the loan repayment schedule shall require the repayment of such loan in level monthly installments reflecting principal and interest, (B) a loan may be repaid in full at any time prior to the expiration of the installment period of such loan by a single sum payment to the Trustee of the outstanding principal balance then due plus any accrued but unpaid Interest, and (C) the Employing Company shall transfer all such repayments made to the Employing Company to the Trustee as soon as practicable after the Employing Company deducts them or receives them;
      (9)   The loan shall become due and payable in full if
            (A) a Member's employment as an Associate terminates for any reason whatsoever,
            (B) if the Trustee concludes that the Member or Beneficiary no longer is a good credit risk, or (C) if his obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full and, if such loan is not actually repaid in full, such loan shall be cancelled on the Trustee's books and records and the amount otherwise distributable to such Member or Beneficiary under this Plan shall be reduced by the principal amount of the loan then due plus any accrued but unpaid interest as determined without regard to whether the loan had been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full;
            (10) For purposes of determining the maximum permissible loan amount under Section 5.6(b)(2)(A), the balance of a Member's or Beneficiary's Rollover Account, if any, shall be deemed to be zero and such Rollover Account shall be used as security for any such loan only to the extent permissible under applicable law; and
            (11) The Company shall be responsible for the administration of the loan program under this Plan, and any loan made under this Plan shall be subject to such other terms, conditions and procedures as the Company from time to time shall deem necessary or appropriate, including, but not limited to, executing an application, promissory note, security agreement and, if applicable, a financing statement approved by the Company, paying any applicable loan fee as set by the Company with his application for the loan, and reimbursing this Plan for any other reasonable expenses which this Plan incurs to make and service such loan. Any written loan procedures and loan documents approved by the Company hereby are expressly incorporated by reference as part of this Plan.
           (c) Accounting. A loan to a Member or Beneficiary under this Plan shall be made from his Before-Tax Account as of any date acceptable to the Company and the Trustee, and such loan shall be an asset of such subaccount and the interest paid on such loan shall be credited exclusively to such subaccount in accordance with the rules set forth in this Section 5.6(c). The principal amount of such loan at the time such loan is made shall be deducted (for statement reporting purposes) from the Member's or Beneficiary's Before-Tax Account as of the date the loan is made from the Account maintained for such Member or Beneficiary, and such principal amount shall be credited to a special "loan account" for such member or Beneficiary in the Loan Fund from which (for statement reporting purposes) such loan shall be made. The principal and interest payments thereafter made by the Member or Beneficiary on his loan shall be credited when made directly to his special "loan account" in the Loan Fund, and such credits shall be transferred periodically by the Trustee to his Before-Tax Account and invested among the investment funds in accordance with the investment election then in effect for such Member or Beneficiary. A Member's or Beneficiary's interest in his special "loan account" as of any Valuation Date shall (after the credit transfer called for under this Section 5.6(c)) equal the outstanding principal payments and accrued interest then due under his loan. Solely for purposes of sharing in the investment gains and losses of the Fund, credits which are transferred from a Member's or Beneficiary's special "loan account" under this Section 5.6(c) to a Member's or Beneficiary's Before-Tax Account shall be treated as a Before-Tax Contribution to such Account and the deduction of the principal amount as of the date the loan is made shall be treated as a distribution from such Account. A Member's or Beneficiary's special "loan account" shall be cancelled when his loan is paid in full or when the note which evidences such loan is distributed as part of the distribution of his Account.
         (d) Special Powers. The Trustee shall have the power to take such action as the Trustee deems necessary or appropriate to stop the payment of an Account to or on behalf of a Member who fails to repay a loan (without regard to whether his obligation to repay such loan had been discharged through a bankruptcy or any other legal process or action) until his Account has been reduced by the principal due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in such Account which is attributable to the unpaid balance of such loan.
         5.7. Missing Claimant. If no Beneficiary of a deceased Member is identified and located pursuant to the procedure set forth in Section 5.3(c), or if an Account of a Member becomes payable under Section 5 by reason other than his death and the Company is unable to locate such Member after sending written notice to his last known mailing address and the last known mailing address of any Beneficiary he may have designated, the

Company may treat the Account of such Member as a Forfeiture as of the last day of the Plan Year which includes the fifth anniversary of the date the Account of such Member first became payable or as of the last day of any subsequent Plan Year. However, if such missing Beneficiary or member in a subsequent Plan Year files a written claim with the Company for such Account while this Plan remains in effect and proves to the satisfaction of the Company his identity as the person then entitled to such Account under the terms of this Plan, the Company shall direct that the Trustee pay to such Beneficiary or Member an amount which equals dollar for dollar the amount which had been treated as a Forfeiture and which was attributable to his vested interest in his Account. Such payment shall be deducted from Forfeitures under this Plan, and no Forfeitures thereafter shall be reallocated or applied to reduce Matching Contributions as provided under Section 4.1(c) until such payment has been made in full. If this Plan is terminated and the Company (after taking the action described in this Section 5.7) cannot locate a Member or Beneficiary, then such person shall be presumed dead and, if there is no Beneficiary for such person or such Beneficiary cannot be located, all the Members in this Plan on the date of such termination shall be treated as such person's Beneficiary and such Member'S Account shall be divided equally among such Members.

                                      Section 6.

                              BENEFIT DISTRIBUTION

            6.1. Normal Payment Form. Unless a Member otherwise elects in accordance with Section 6.3, the vested portion of the Account of a Member shall be paid only to him or, in the case of his death, only to his Beneficiary, by a cash payment in a single lump sum.
            6.2.  Optional Forms of Benefits.  Except as provided in Section
6.4 and subject to Section 6.3, each Member may elect to have the vested portion of hisAccount paid to him in accordance with the forms available under the Plan as in effect on December 31, 1989. If any such form requires payment in the form of an annuity, the Company shall direct that payment be made through the purchase of an annuity contract from an insurance company.
If the annuity purchase price for any annuity contract selected by the Company is unacceptable to a Member or his Beneficiary, such Member or Beneficiary shall (subject to the ERISA prohibited transaction rules) have the right to request that the purchase be made from the insurance company of his choice at the price and other terms negotiated by such Member.
            A Member may also elect to have the vested portion of his Account paid to him in a series of monthly installments over a specified period (in accordance with the minimum installment rules set forth below).
            (a) The period over which installments shall be paid shall not exceed

                  (1)   When such installments are first payable to a Member,
                        (A)   such Member's life expectancy, or
                        (B) the joint life and last survivor expectancy of the Member and the Member's specifically designated individual Beneficiary;
                  (2) When such installments are first payable to a specifically designated individual Beneficiary, the life expectancy of such Beneficiary;
                   (3) When such installments are first payable to a Beneficiary other than a specifically designated individual Beneficiary, 5 years; and
                   (4) When such installments are first paid to a Member who dies before all such installments have been paid, the period remaining at the Member's death.
            (b) Notwithstanding the installment period elected, each monthly installment for each Plan Year shall not be less than the greater of (1) $50, or
(2) the quotient obtained by dividing the vested balance of an Account at the beginning of such Plan Year by the life expectancy (expressed in months) of the Member or his specifically designated individual Beneficiary (or the joint life expectancy, expressed in months, of the Member and his specifically designated individual Beneficiary), which life expectancy (or joint life expectancy) shall be determined by use of the return multiples set forth in Section 1.72-9 of the regulations under Section 72 of the Code.

      (c) The life expectancy of a Member or his specifically designated individual Beneficiary (or the joint life expectancy of a Member and his specifically designated individual Beneficiary) may be recalculated no more frequently than annually during any installment period, provided his Beneficiary is his spouse.
      (d) If a Member's specifically designated individual Beneficiary is not his spouse, (1) such specifically designated individual Beneficiary's life expectancy shall be determined as of the date as of which such installments are scheduled to begin under this Plan and thereafter such life expectancy shall be decreased by the number of whole years which have passed since such date and (2) such installments shall satisfy the applicable incidental death benefit distribution requirements under Section 401(a)(9) of the Code.
      (e) The Company shall have the right to distribute the remaining balance of an Account in a lump sum, or otherwise to accelerate such distribution, if this Plan is terminated or if the Member or, in the event of his death, his Beneficiary requests such an accelerated distribution in writing.
      6.3.  Election Procedures and Timing.
      (a) General. Subject to Section 6.3(b), a Member may elect on an Election Form delivered to the Company at any time within the ninety-day period ending on the date as of which payment is scheduled to begin under this Plan to have his benefit paid in one of the optional benefit payment forms described in
Section 6.2.

                 (b) Procedures. If a Member desires to elect an optional form of benefit payment which is an annuity, the Company shall (consistent with the regulations under Code Section 417) furnish to such Member within a reasonable period of time before the date as of which payment is scheduled to begin written notice of
                 (1) the terms and conditions of the benefit payment forms described in this Section 6,
                 (2) a Member's right (subject to the written consent of such Member's spouse) to elect an optional benefit payment form other than a joint and 50% survivor annuity with his spouse as the joint annuitant and the effect, if any, of such election,
                 (3) the right of a Member's spouse to negate his election of an optional benefit payment form other than a joint and 50% survivor annuity through a failure to consent in writing before a notary public to such election,
                 (4) the Company's right to rely on a spouse's properly executed and notarized consent to the payment of Plan benefits in one of the optional forms other than a joint and 50% survivor annuity described in Section 6.2, which consent shall be irrevocable with respect to such spouse under this Plan, and
                 (5) a married Member's right to revoke an election that his benefit be paid in a form other than a joint and 50% survivor annuity with his spouse as the joint annuitant.
Any election or revocation of an election shall be made by delivering the form provided for this purpose to the Company, and the last properly completed form delivered to the Company before the end of the ninety-day period described in Section 6.3(a) shall control the payment of benefits under this Plan.
                 6.4. Lump Sum Payments. If the vested portion of a Member's Account is $3,500.00 or less, payment of such benefit shall automatically be made in the form of a lump sum cash payment to the Member or, where applicable, his Beneficiary, as soon as practicable after such Member separates from service (within the meaning of Code Section 401(k)(2)(B)) as an Associate.
                 6.5.  Distribution Deadlines.
                 (a)  General Rule.  Subject to the consent requirements under
Section 411(a)(11) of the Code and to Section 6.3(b), the payment of the vested portion of a Member's Account which exceeds $3,500 shall be made, or shall commence, as soon as practicable after the later of
                 (1) the thirtieth day following the Company's receipt of written request for payment signed by the Member or by the Beneficiary of a deceased Member, or
                 (2) for a Member who retires under Section 5.1 or whose employment terminates for any reason other than death or disability, the date he separates from service (within the meaning of Code Section 401(k)(2)(B)) as an Associate,
                 (3) for a Member whose employment is terminated by reason of disability under Section 5.2, the date as of which the Company determines that such Member first meets the requirements for a disability benefit under this Plan, and

                 (4) for a Beneficiary of a deceased Member, the thirtieth day following the date of such Member's death.
                 (b)  Statutory Deadlines.
                 (1) Member. The distribution of the vested portion of a Member's Account shall be made to him, or shall commence, no later than April 1 of the calendar year which follows the calendar year in which he reaches age 70 1/2 unless the Secretary of the Treasury determines that a later date is permissible.
                 (2) Beneficiary. If a distribution is first made to a Member's Beneficiary, such distribution shall (regardless of any request made by the Beneficiary) be made, or shall commence and shall be completed, before the fifth anniversary of the date of the Member's death unless such Beneficiary was an individual specifically designated by the Member as such and such distribution began no later than (A) one year after the Member's death or (B) the deadline set forth in the regulations under Code Section 401(a)(9).
                 (c)  Deferral of Benefit Payment
                 (1) If, on the date payment of a benefit is otherwise due to be made, all allocations as of the immediately preceding Valuation Date have not been completed, such payment shall be delayed if necessary to avoid underpayment or overpayment until such allocations have been completed.
                 (2) If payment of a benefit to a Member or Beneficiary is to be made, in whole or in part, by the purchase and delivery to the Member or Beneficiary of an annuity contract and the Company does not have sufficient time to provide for the purchase of an annuity contract for such Member or Beneficiary which shall provide for payments actually starting on the date payment of such Member's or Beneficiary's benefit is otherwise to commence, the payment of such benefit shall be made retroactive to such date. If the payment of a benefit to a Member or Beneficiary is to be made, in whole or in part, in the form of cash payments from the Fund and the Company does not have sufficient time to cause such payment to be made or started on the date such payment is otherwise to be made or started, such payment or payments shall be made retroactive to the due date.
                 6.6. Claim for Benefit. Subject to Section 6.4 and Section 6.5(b), the Company may require as a condition to the payment of any benefit under this Plan that a claim for such benefit be filed in writing with the Company on a form provided for that purpose, and all such claims (and any other claims by a Member) shall be processed in accordance with the claims procedure set forth in the summary plan description for this Plan.
                 6.7.  Direct Rollovers.
                 (a) This Section 6.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.7, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
                 (b)  Definitions.
                 (1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
                          (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;
                          (ii)  any distribution to the extent such
                 distribution is required under Code Section 401(a)(9); and
                          (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
                 (2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
                 (3) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.
                 (4) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   Section 7.

                                NAMED FIDUCIARY

                 The Company shall be the named fiduciary responsible for the control, management and administration of this Plan, and the Company, as the named fiduciary, or a person designated by the Company to perform any responsibility of the Company as the named fiduciary, may employ one or more persons to render advice with respect to any responsibility the Company has under this Plan or such person has by virtue of such designation.

                                  Section 8.

                                 ADMINISTRATION

                 8.1. Company. Except to the extent expressly set forth elsewhere under this Plan, the Company shall be the "plan administrator" under ERISA and shall have the exclusive responsibility and complete discretionary control over the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out such responsibility, including the power to construe this Plan and to resolve all administrative, interpretative, operational, equitable and other questions of any kind or description that shall arise under this Plan. The Company shall (except as otherwise expressly set forth in this Plan) act through its Chairman and Chief Executive Officer or his delegate, and the Company's decisions on all matters within the scope of its authority shall be final and binding upon all Associates, Members, former Members and Beneficiaries. The Company may administer this Plan through a committee. All actions, determinations or decisions of the committee on all matters within the scope of its authority shall be final and binding upon all persons.
                 8.2. Records. The records of the Plan shall be maintained by the Company.
                 8.3. Information from Others. Each Employing Companies' officers, directors and agents shall be entitled to rely upon all information and data in any certificate or report or other material prepared by any actuary, accountant, attorney or other consultant or advisor selected by the Company to perform services on behalf of this Plan and shall (to the extent permissible under the Company's charter and by-laws and applicable law) be indemnified and held harmless by the Company for any costs, expenses, losses, liabilities or assessments arising out of any action taken or omitted by them in good faith in reliance upon the advice or opinion of any such person and all action so taken or omitted shall be conclusive upon each of them and upon all other persons interested in this Plan.
                 8.4. Indemnification. The Company (to the extent permissible under the Company's charter and by-laws and applicable law) shall indemnify each of its officers and Associates from and against any liability, assessment, loss, expense or other cost of any kind or description whatsoever, including legal fees and expenses, actually incurred by him on account of any action or proceeding, actual or threatened, which arises as a result of his acting within the scope of his authority on behalf of the Company under this Plan, provided
(1) such action or proceeding does not arise as a result of his own negligence, willful misconduct or lack of good faith and (2) such protection is not otherwise provided through insurance.

                                   Section 9.

                                   INSURANCE

                 9.1. Election. Any Member for whom a Before-Tax Account is maintained may elect to have an Insurance Contract purchased on his behalf by executing and filing with the Company an Election Form for such Insurance Contract. Such Election Form shall specify the type of Insurance Contract designated as permissible by the Company which such Member may elect to have purchased on his behalf and shall also specify the amount of the contributions to his Before-Tax Account which the Member wishes to have expended to pay the annual premiums payable for such Insurance Contract each Plan Year; provided, that such amount shall not exceed the limits as set forth in Section 9.5(a). Such Election Form shall promptly be forwarded to the Trustee, and the Trustee shall thereupon, in accordance with the provisions of this Section 9, purchase an Insurance Contract for such Member.
                 9.2. Provisions of Insurance Contracts. The Insurance Contract purchased for a Member shall be in such aggregate face amount as may be purchased from the insurer for an annual premium equal to the lesser of the amount which the Member elected to have expended for such purpose in his Election Form for an Insurance Contract or the aggregate amount available in his Before-Tax Account for payment of annual premiums on an Insurance Contract for such Member pursuant to Section 9.5(a). Any Insurance Contract purchased for a Member shall provide that:
                 (a) Prior to the distribution of the Insurance Contract to the Member pursuant to Section 9.5(c), all right, title, interest and control of the Insurance Contract shall be vested in the Trustee and the Trustee shall have power to surrender, transfer, change the beneficiary, elect settlement options, or otherwise deal with such Insurance Contract,
                 (b) If such Insurance Contract provides whole life coverage as opposed to term coverage, dividends or refunds of any premium on such Insurance Contract shall be accumulated at interest with the insurer to be added to the Insurance Contract's cash surrender value, to purchase paid up additions which may be converted to pay premiums, or otherwise to be applied to premium payments at the direction of the Trustee, and
                 (c)  Each Insurance Contract shall be dated January 1 or
         July 1.
                 9.3. Subsequent Elections. On or before December 1 or June 1 of any Plan Year, a Member for whom an Insurance Contract has been purchased may, by executing and filing an Election Form with the Company, direct that the Trustee take any of the following actions, effective as of the following January 1 or July 1:
                 (a) increase the amount which is to be used to pay premiums on an Insurance Contract for such Member to an amount up to, but not in excess of, the limits as set forth in Section 9.5(a);
                 (b) continue to pay premiums on an Insurance Contract currently in force as such premiums become due, but purchase no additional amounts of life insurance coverage under an Insurance Contract currently in force;
                 (c) convert an Insurance Contract held by the Trustee into a single premium paid-up policy in such face amount as may be purchased with the cash value of such Insurance Contract and discontinue further premium payments;
                 (d) discontinue further premium payments, surrender such Insurance Contract for the cash surrender value thereof, and then credit such Member's Account with such cash surrender value; and

                 (e) surrender, hold, or convert such Insurance Contract in such manner and continue or discontinue premium payments as the Member may direct.
                 9.4. Substandard Risk. If the Trustee is advised by the insurer that a Member is uninsurable or insurable only at substandard risk rates or otherwise falls to comply with any requirement of the insurer for any reason (including failure by the Company to have delivered to the Trustee an executed Election Form for an Insurance Contract for such Member), no Insurance Contract shall be purchased for such Member unless the Company shall have delivered an executed Election Form for, and direct that the Trustee in writing purchase, another type of Insurance Contract for such Member with a higher premium because the Member is a substandard risk; provided, however, that no Insurance Contract shall be purchased hereunder if such purchase would adversely affect the qualified status of the Plan.
                 9.5.  Amounts Expendable for Premiums.
                 (a) Limitation. Notwithstanding anything to the contrary in this Section 9, if only ordinary life insurance protection has been purchased for a Member, no premium shall be paid for such protection to the extent such payment (together with all previous premium payments) would equal or exceed 50% of the aggregate amount of Before-Tax Contributions credited to such Member's Account since such Member became a Member. If only term life insurance protection has been purchased for a Member, or term life protection and ordinary life protection has been purchased for a Member, no premium shall be paid for such protection to the extent such payment (together with 50% of all premiums, if any, paid since such Member became a Member on ordinary life insurance protection for such Member and the amount of all premiums paid since such Member became a Member on term life insurance protection) would equal or exceed 25% of the aggregate amount of Before-Tax Contributions credited to such Member's Account since such Member became a Member.
                 (b) Compliance with Limitation. If payment of the annual renewal premiums becoming due on an Insurance Contract purchased for a Member would violate the limitations set forth in Section 9.5(a), or if Before-Tax Contributions are insufficient for any reason to make the premium payments, and such Insurance Contract is not distributed or sold to such Member pursuant to the provisions of Section 9.5(c), the Trustee shall
                 (1) surrender such Insurance Contract for the cash value, invest the proceeds therefrom, and credit such Member's Account with the amount equal to such proceeds;
                 (2) convert such Insurance Contract into a single paid-up policy in the face amount or amounts purchasable with the cash surrender value of such Insurance Contract;
                 (3) reduce the face amount or amounts of such Insurance Contract so that the annual renewal premiums shall not violate the requirements of Section 9.5(a); or
                 (4) take any one or any combination of the actions as described in this Section 9.5(b).
                 (c) Sale or Distribution to Member. In the event that it appears that it will otherwise be necessary to surrender (or convert) an Insurance Contract purchased for a Member pursuant to the provisions of Section 9.5(b), the Company shall notify the Member in writing. If the Member shall, within ten days after receipt of such notice, advise the Company in writing that he does not wish to have such Insurance Contract surrendered (or converted) the Company may, in its discretion, instruct that the Trustee in writing either
                 (1) distribute to the Member as part of his benefit (when his benefit otherwise becomes distributable under the terms of this Plan) the Insurance Contract which the Member has indicated he prefers not to have surrendered (or converted) or
                 (2) offer to sell to the Member the Insurance Contract which the Member has indicated he prefers not to have surrendered (or converted) for an amount equal to the cash surrender value thereof.
In determining which alternative is to be adopted, the Company may, but need not, consult with the Member and shall not be bound by the wishes of the Member. In the event alternative (2) is adopted and the offer is accepted by the Member, the amount of the cash surrender value of the Insurance Contract sold to the Member shall be credited to the Member's Before-Tax Account as of the date of the Trustee's receipt of such amount from the Member. Any such Insurance Contract which is not distributed or sold to the Member pursuant to the provisions of this Section 9.5(c) shall be surrendered as provided in
Section 9.5(b)(1).

                 (d) Premium Payments. Any amount applied by the Trustee to payment of the premium on an Insurance Contract shall be charged to such Member's Before-Tax Account.
                 9.6. Beneficiary of Insurance Contracts. The Trustee shall the beneficiary of an Insurance Contract covering a Member and the proceeds of each such Insurance Contract shall be payable to the Trustee. To the extent that an Insurance Contract is purchased on the life of a Member's spouse or children, the beneficiary of such Insurance Contract shall be the Member, to the extent of the excess of the proceeds over the cash surrender value, if any, at the time of the death of the insured, and the beneficiary of the balance of the proceeds shall be the Trustee.
                 9.7. Reliance by Trustee. The Trustee shall be authorized to rely absolutely upon any information supplied to him in accordance with this
Section 9 in obtaining and maintaining Insurance Contracts for Members.
                 9.8. Reliance by Insurer. Any insurer issuing an Insurance Contract shall be entitled to rely solely upon the Trustee's signature for any change made in the Insurance Contract or in the disposition or surrender of such Insurance Contract.
                 9.9. Commencement of Coverage under Insurance Contracts. Coverage under any Insurance Contract purchased for a Member shall not commence unless and until the Insurance Contract applied for is actually issued to the Trustee or put into effect in accordance with the rules of the insurer issuing such Insurance Contracts.
                 9.10.  Treatment of Insurance Contracts.

                 (a) General Rule. Except as provided in Section 9.10(b), the Trustee shall be advised of the day as of which any Member for whom an Insurance Contract has been purchased ceases to be an Associate, and the Trustee shall, promptly upon receipt of such notice surrender such Insurance Contract for its cash surrender value. The amount of such cash surrender value shall thereupon be credited to such Member's Account for ultimate use in providing a benefit to such Member, his spouse or Beneficiary pursuant to the provisions of Section 6.
                 (b) Election to Receive Distribution. If a Member for whom an Insurance Contract has been purchased ceases to be an Eligible Associate, such Member may elect to receive a distribution of any Insurance Contract purchased for him in lieu of having such Insurance Contracts surrendered under
Section 9.10(a). Such election may be effected by such Member's execution and delivery of an Election Form to the Company before the date he ceases to be an Eligible Associate. Any election so made may be revoked at any time before the first day of the calendar month during which payment of his benefit is to commence by such Member's execution and filing an Election Form with the Company. An election so revoked may be reinstituted at any time prior to the first day of the calendar month during which payment of his benefit is to commence in the same manner as an initial election may be made. The Trustee shall as promptly as practicable be notified in writing of any such election, or revocation or reinstitution of such an election. Any Member who has made an election pursuant to this Section 9.10(b) which is still in effect on the first day of the calendar month during which payment of his benefit is to commence shall be entitled to receive a distribution of such Insurance Contract as he has elected to receive. Any such Insurance Contract which such a Member has not elected to receive shall, on the first day of the calendar month during which payment of such Member's benefit is to commence, be surrendered for its cash surrender value, and such cash surrender value shall be credited to such Member's Account for use in providing a benefit to such Member, his spouse or Beneficiary, as the case may be, pursuant to Section 6.

                                  Section 10.

                           AMENDMENT AND TERMINATION

                 10.1. Amendment. The Company reserves the right at any time and from time to time to amend this Plan through action of the Board, and any such amendment shall be binding upon all Employing Companies without further action; provided, that no amendment shall be made which would (1) divert any of the assets of the Fund.to any purpose other than the exclusive benefit of Members and Beneficiaries, (2) change the rights and duties of the Trustee without his consent or (3) eliminate or reduce an early retirement subsidy or eliminate an optional form of benefit except to the extent permissible under Code Section 411(d)(6). Notwithstanding the foregoing, this Plan may be amended retroactively to affect the Account maintained for any person if necessary to cause this Plan to be exempt from income taxes under the Code.

                 10.2. Termination. The Company expects this Plan to be continued indefinitely but, of necessity, it reserves the right to terminate or to partially terminate this Plan or to discontinue contributions at any time by action of the Board.
                 Should this Plan be terminated or partially terminated under this Section 10.2, or should the Company in writing declare a permanent discontinuance of contributions to this Plan, the Account of each Member who is then an Associate shall become fully vested from the date of such termination or on the date of such declaration of such a discontinuance, as the case may be.
                 If this Plan is terminated as to any Employing Company, or if any Employing Company shall declare a discontinuance of its contributions under this Plan, the Account of each Member (who then is an Associate) maintained with respect to his employment by such Employing Company shall become fully vested.
                 In the case of such a termination or discontinuance the Company shall determine when and in what amounts the Trustee shall distribute Accounts to Members and Beneficiaries and shall direct that the Trustee make such distributions.

                                  Section 11.

                                 MISCELLANEOUS

                 11.1. Headings. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan, and all references to sections and to subsections shall be to sections and to subsections of this Plan unless otherwise indicated.

                 11.2. Construction. In the construction of this Plan, the masculine shall include the feminine and the singular shall include the plural in all cases where such meanings would be appropriate. This Plan shall be construed in accordance with the laws of the State of Alabama to the extent that such laws are not preempted by federal law and, further, shall not be construed to grant, nor shall grant, any rights or interests to Members or Beneficiaries in addition to those minimum rights and interests required under ERISA. Further, the Fund is intended to be tax exempt under the Code and any provision of this Plan which is required solely to satisfy the requirements of the Code shall be construed to provide only those minimum rights and interests required for tax exempt status under the Code and shall not be construed to grant, nor shall grant, to any person any right to or interest in the Fund under ERISA.
                 11.3. Spendthrift Clause. Except to the extent permitted by law or Internal Revenue Service regulations or Section 11.10, no Account, benefit, payment or distribution under this Plan shall be subject to the claim of any creditor of a Member or Beneficiary, or to any legal process by any creditor of such person and no Member or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any portion of his Account, benefit, payment or distribution under this Plan.
                 11.4. Legally Incompetent. The Company may in its discretion direct that payment be made, and the Trustee shall make such payment, directly to an incompetent or disabled person, (whether because of minority or mental or physical disability), to the guardian of such person, or to the person having custody of such person, without further liability either on the part of the Company or the Trustee for the amount of such payment to the person on whose account such payment is made.
                 11.5. Benefits Supported Only by Fund. Any person having any claim for any benefit under this Plan shall look solely to the assets of the Fund for satisfaction. In no event shall the Company, an Employing Company, or any officers, Associates, Board members or agents of the Company or an Employing Company, be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of this Plan.
                 11.6. Claims. Any payment to a Member or Beneficiary, or to the legal representative or heirs-at-law of either, made in accordance with the provisions of this Plan shall to the extent thereof be in full satisfaction of all claims under this Plan against the Trustee or the Company, any of whom may require such person, his legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefore in such form as shall be determined by the Trustee or the Company, as the case may be.
                 11.7. Nonreversion. No part of the Fund shall ever be used for or be diverted to purposes other than for the exclusive benefit of members and Beneficiaries except
                 (a)  as expressly provided otherwise in this Plan;
                 (b) a contribution which is made by an Employing Company by a mistake of fact shall be refunded by the

         Trustee to the Employing Company within one year after the payment of such contribution; and
                 (c) a contribution for which the Internal Revenue Service denies an income tax deduction to the Company shall be refunded by the Trustee to the Company within one year after the denial of such deduction, all such contributions being made expressly on the condition that such contributions are deductible in full for federal income tax purposes.
                 11.8. Merger or Consolidation. In the case of any merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other employee benefit plan, each person for whom an Account is maintained shall be entitled to receive a benefit from such other plan which, if it were then terminated, is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer, if this Plan then had been terminated; provided, no assets shall be transferred from any other plan directly to this Plan which are attributable to contributions made under any other plan which provides for the payment of benefits in the form of an annuity.
                 11.9. Agent for Service of Process. The agent for service of process for this Plan shall be the person currently listed in the records of the Secretary of State of Alabama as the agent for service of process for the Company.
                 11.10. Qualified Domestic Relations Order. In accordance with uniform and nondiscriminatory procedures established by the Company from time to time, the Company upon the receipt of a domestic relations order which seeks to require the distribution of a Member's Account in whole or in part to an "alternate payee" (as that term is defined in Code Section 414(p)(8)) shall
                 (1) promptly notify the Member and such "alternate payee" of the receipt of such order and of the procedure which the Company will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of Code Section 414(p),
                 (2) determine whether such order constitutes a "qualified domestic relations order", notify the Member and the "alternate payee" of the results of such determination and, if the Company determines that such order does constitute a "qualified domestic relations order",
                 (3) transfer such amounts, if any, as the Company determines necessary or appropriate from the Member's Account to a separate, special account for such "alternate payee"; provided, no such separate, special account shall include any portion of a Member's Account which is attributable to a loan under Section 5.6, and
                 (4) make such distributions to such "alternate payee" from such separate, special account as the Company deems called for under the terms of such order in accordance with Code Section 414(p) without regard to whether a distribution would be permissible at such time to the Member under the terms of this Plan.

                 An "alternate payee" under this Section 11.10 shall be treated the same as a Beneficiary of a deceased Member (except under Section 5.6) pending the distribution of such "alternate payee's" entire interest under this Plan.
                 11.11.  Top Heavy Plan.
                 (a) General. The Company as of the last day of each Plan Year shall determine the sum of the present value of the accrued benefits of "key employees" (as defined in Section 416(i)(1) of the Code) and the sum of the present value of the accrued benefits of all other Associates in accordance with the rules set forth in Section 416(g) of the Code or shall take such other action as the Company deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of such key employees exceeds 60% of the sum of the present value of the accrued benefits of all Associates as of the last day of the Plan Year, this Plan shall be "top heavy" for the immediately following Plan Year.
                 (b) Determination. For purposes of this Section 11.11 the present value of the accrued benefit of each Associate shall be equal to the sum of
                 (1) the balance of his Account under this Plan (determined for this purpose as of the last day of each Plan Year);
                 (2) the present value of his accrued benefit, if any, (determined as of the valuation date which coincides with or precedes the determination date for such plan) under

                          (A) each qualified plan (as described in Section 401(a) of the Code) maintained by a Related Employer (i) in which a key employee is a participant or (ii) which enables any plan described in subclause (i) to meet the requirements of Section 401(a)(4) or Section 410 of the Code, and
                          (B) each other qualified plan maintained by a Related Employer (other than a plan described in clause (A)) which may be aggregated with this Plan and the plans described in clause (A), provided such aggregation group (including a plan described in this clause (B)) continues to meet the requirements of Section 401(a)(4) and Section 410 of the Code; and
                 (3) the value of any distributions made from this Plan and such plans during the 5 year period ending on such determination date and the value of any contributions due under this Plan and such plans but as yet unpaid as of such determination date; provided, however, the accrued benefit of any Associate shall be disregarded if such Associate has not performed any services for an Employing Company at any time during the 5 year period ending on the date as of which such determination is made. For purposes of the present value calculations called for under a plan described in Section 11.11(b)(2) which is a defined benefit plan, such value shall be determined by using (i) the Unisex Pension 1984 Mortality Table with a one year age setback for Members and a three year age setback for spouses and other Beneficiaries; (ii) an interest rate of five percent (5%) per annum; (iii) no mortality discount for the period before retirement; and (iv) the assumption that each married Member is the same age as his spouse.
                 (c) Special Top Heavy Plan Rules. If the Company determines that this Plan is "top heavy" for any Plan Year, the special rules set forth in this Section 11.11(c) shall apply notwithstanding any other rules to the contrary set forth elsewhere in this Plan.
                 (1) Minimum Contributions. A contribution shall be made for such Plan Year for each Member who is an Eligible Associate on the last day of such Plan Year which,
                        (A) when added to the Profit Sharing Contribution actually credited for such Plan Year to such Member's Account, is equal to the lesser of (i) 3% of his "compensation" for such year (as determined in accordance with Section 1.415-2(d) of the regulations under Code Section 415) which does not exceed $200,000.00 (as adjusted from time to time by the Secretary of the Treasury in accordance with Code Section 401(a)(17)) or (ii) the percentage at which contributions are made (or are required to be made) for such year to the key employee for whom such percentage is the highest, or
                        (B) when added to the contributions made or the benefits accrued on behalf of such Member under any other defined contribution plan or defined benefit plan for such Plan Year, shall satisfy the minimum requirements of Code Section 416(c), as modified by Code
                 Section 416(h)(2)
                 (2) Vesting Schedule. The vested portion of a member's Profit Sharing Account, Matching Account and Transfer Account, if any, shall be determined in accordance with the following schedule:

           Years of Service                     Applicable Vested Percentage
           ----------------                     ----------------------------
             Less than 2                                       0%
                 2                                            20%
                 3                                            40%
                 4                                            60%
             5 or more                                       100%

         In the event that the Plan later ceases to be "top heavy", the rules in Section 5.4 shall once again apply; provided, however, the vested portion of a Member's Profit Sharing Account, Matching Account and Transfer Account shall not thereafter be less than the vested portion of such Account before the Plan ceased to be "top heavy".
                 (3) Other Requirements. The Company shall take such action as necessary to satisfy the requirements of Code Section 415(e) and Code Section 416(h) if it determines that this Plan fails to meet the requirements set forth in Code Section 416(h)(2)(B).
                 11.12. Not a Contract of Employment. This Plan does not constitute a contract of employment, and participation in this Plan shall not give any person the right to be retained in the employ of any Related Employer or, upon the termination of such employment, to have any interest or right in the Fund other than as expressly set forth in this Plan.

                 11.13. Rollover Contributions. If the Company decides on a uniform and nondiscriminatory basis to permit Rollover Contributions to this Plan, a Member may contribute on his own behalf as a Rollover Contribution to this Plan one or more than one amount which qualifies under Code Section 402(a)(5) as a rollover amount from a qualified trust, or one or more than one amount which qualifies under Code Section 408(d)(3) as a rollover amount from a qualified individual retirement account, provided that any such amount is in cash or in a form which is acceptable to the Trustee. The Trustee shall establish a Rollover Account on behalf of such Member to receive his Rollover Contribution, and his interest in his Rollover Account shall be vested at all times. No Matching Contributions, Profit Sharing Contributions or Forfeitures shall be allocated to his Rollover Account, but his Rollover Account shall share in the allocation of investment gains and losses (under Section 4.3(b)). Such investment gains and losses, however, shall not be allocated for the period ending on the first Valuation Date following the date his Rollover Contribution is made unless such contribution is made immediately after the preceding Valuation Date. A Member's Rollover Account shall be distributed to him under the same terms and conditions as applicable to his Profit Sharing Account except that such Rollover Account shall be vested at all times.
                 11.14.  Trustee to Trustee Transfer.
                 (a) Authorization. The Company may authorize that the Trustee accept a transfer of assets on behalf of a Member from the trustee of any other plan which, to the best knowledge and belief of the Company, satisfies the requirements of Code Section 401(a), and the Trustee shall accept such a transfer if made in cash or if made in assets acceptable to the Trustee.
                 (b) Transfer Accounts. Any assets transferred to the Trustee under this Section 11.14 shall be maintained for the Member on whose behalf the transfer is made in a separate Transfer Account in such Member's Account. No contributions or Forfeitures under this Plan shall be credited to such Transfer Account, but such Transfer Account shall (subject to such special rules as the Trustee deems appropriate for the Plan Year in which the transfer of the related assets is made to this Plan if such transfer is made other than as of a Valuation Date in such year) share in the investment gains and losses of the Fund on the same basis as each other Account under Section 4.3(b) and shall be distributed in accordance with the rules generally applicable to such Member's Account.

                                  Section 12.

                 SPECIAL PROVISIONS FOR TRANSFERRED ASSOCIATES

                 12.1. General. This Section 12 sets forth the special rules applicable to an Associate who, at the request of the Employing Company or any of its subsidiaries, or Walton Monroe Mills, Inc. or its subsidiaries ("Walton"), is transferred from Walton to the employ of the Employing Company. Such an Associate shall be referred to in this Section 12 as a "Transferred Associate."
                 12.2. Eligibility. A Transferred Associate shall become a Member in this Plan on his Employment Date with the Employing Company.

                 12.3. Vesting. Years of Service under this Plan for each Transferred Associate shall be determined as a general rule under the terms and conditions of this Plan, but each Transferred Associate's employment by Walton shall be treated as employment by the Employing Company; provided, however, if a Transferred Associate was a participant in the Dacotah Mills, Inc. Profit Sharing Plan ("Dacotah Plan") or the Walton Monroe Mills, Inc. Profit Sharing Plan ("Walton Plan"), his Years of Service under this Plan shall never be less than the number of years of service credit he had for vesting purposes under such plan or plans as of the date of his transfer to the Employing Company.
                 12.4. Account Balance. If a Transferred Associate has an account balance under the Dacotah Plan or Walton Plan, such account balance shall be transferred in full to this Plan (subject to Section 11.14) and a Transfer Account shall be established for such account balance on behalf of the Transferred Associate. A Transferred Associate's vested interest in his Transfer Account shall be determined under the vesting rules set forth in this Plan, provided his vested interest in such account shall never be less than his vested interest in his account balance under the Dacotah Plan or the Walton Plan.
                 12.5. Forfeitures. If a Transferred Associate subsequently has a termination of his employment with a Related Employer which results in the forfeiture of all or a portion of his Transfer Account, the Company shall direct that the Trustee return such forfeiture to the Dacotah Plan or to the Walton Plan, whichever was the source of the account balance transferred to this Plan.

                 IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and its seal to be affixed as of this _______________ day of ____________________, 1993.


                                        AVONDALE MILLS, INC.


                                        BY:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

(CORPORATE SEAL)

ATTEST:


By:
    ----------------------------------

Title:
       -------------------------------